UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Avici Systems Inc.

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AVICI SYSTEMS INC.

101 Billerica Avenue

North Billerica, MA 01862

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 31, 2007

To the Stockholders of Avici Systems Inc.:

Notice is hereby given that the Annual Meeting of Stockholders of Avici Systems Inc. (the “Company”) will be held at the Langham Hotel, 250 Franklin St., Boston, Massachusetts 02110, on Thursday, May 31, 2007 at 9 a.m., local time, to consider and act upon each of the following matters:

1.	To elect two members to the Board of Directors, each to serve for a three-year term as a Class I Director or until his successor is duly elected and qualified.

2.	To approve the amendment and restatement of the Amended 2000 Stock Option and Incentive Plan (the “2000 Plan”).

3.	To approve the amendment and restatement of the 1997 Stock Incentive Plan (the “1997 Plan”).

4.	To approve the amendment and restatement of the 2000 Non-Employee Director Stock Option Plan (the “2000 Director Plan”).

5.	To ratify the selection of Ernst & Young LLP as the Company’s registered public accounting firm for the fiscal year ending December 31, 2007.

6.	To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

Only stockholders of record as of the close of business on April 16, 2007, the record date fixed by the Board of Directors for such purpose, are entitled to notice of and to vote at the meeting. All stockholders are cordially invited to attend the meeting in person. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE OR FOLLOW THE INSTRUCTIONS SET FORTH ON THE PROXY CARD TO SUBMIT YOUR VOTE BY PROXY OVER THE INTERNET OR BY TELEPHONE. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the Annual Meeting. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

Properly executed proxies will be voted in accordance with the specifications on the proxy card. A list of stockholders entitled to vote will be available for inspection at the offices of the Company, located at 101 Billerica Avenue, North Billerica, Massachusetts, 01862 for a period of ten days prior to the Annual Meeting. Executed proxies with no instructions indicated thereon will be voted FOR the matters set forth in this Notice of Annual Meeting of Stockholders.

By Order of the Board of Directors

William J. Stuart Secretary

North Billerica, Massachusetts

April 30, 2007

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES OR FOLLOW THE INSTRUCTIONS SET FORTH ON THE PROXY CARD TO SUBMIT YOUR VOTE BY PROXY OVER THE INTERNET OR BY TELEPHONE. ADDITIONAL POSTAGE MAY BE REQUIRED IF THE PROXY CARD IS MAILED OUTSIDE OF THE UNITED STATES.

AVICI SYSTEMS INC.

101 Billerica Avenue

North Billerica, MA 01862

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 31, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Avici Systems Inc. (the “Company”) for use at the Company’s Annual Meeting of Stockholders to be held at the Langham Hotel, 250 Franklin St., Boston, Massachusetts 02110 on Thursday, May 31, 2007, at 9 a.m., local time, or at any adjournments thereof (the “Annual Meeting”). Stockholders may vote in person or by proxy. All proxies will be voted in accordance with the stockholders’ instructions, provided, however, that if any returned proxy card (or any signed and dated copy thereof) does not specify a choice, it will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting. The persons named as attorneys-in-fact in the proxies were selected by the Board of Directors and are officers of the Company. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted. Any proxy may be revoked by a stockholder at any time before its exercise by: (i) delivering written revocation or a later dated proxy to the President or Secretary of the Company at any time before it is exercised; or (ii) attending the Annual Meeting and voting in person.

Only stockholders of record as of the close of business on April 16, 2007, the record date fixed by the Board of Directors, will be entitled to vote at the Annual Meeting and at any adjournments thereof. As of that date, there were an aggregate of 14,026,374 shares of common stock, par value $.0001 per share (“Common Stock”), of the Company outstanding and entitled to vote. Each share is entitled to one vote.

The purpose of the Annual Meeting is to elect two members to the Board of Directors of the Company, each to serve a three-year term as a Class I Director, to amend each of the Amended 2000 Stock Option and Incentive Plan, the 1997 Stock Incentive Plan and the 2000 Non-Employee Director Stock Option Plan, and to ratify the selection of our independent accountants. The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter upon which a vote may properly be taken should be presented at the Annual Meeting, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

The Company’s Annual Report containing consolidated financial statements for the fiscal year ended December 31, 2006 is being mailed together with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting. It is anticipated that this Proxy Statement and the accompanying Proxy will be first mailed to stockholders on or about April 30, 2007.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES OR FOLLOW THE INSTRUCTIONS SET FORTH ON THE PROXY CARD TO SUBMIT YOUR VOTE BY PROXY OVER THE INTERNET OR BY TELEPHONE. ADDITIONAL POSTAGE MAY BE REQUIRED IF THE PROXY CARD IS MAILED OUTSIDE OF THE UNITED STATES.

ELECTION OF DIRECTORS

Proposal No. 1

Pursuant to the Company’s Fourth Restated Certificate of Incorporation and Amended and Restated By-Laws, the Board of Directors of the Company is currently fixed at four and is divided into three classes. There are two directors currently serving in Class I, one director currently serving in Class II, and one director currently serving in Class III. Each director serves for a three-year term, with one class of directors being elected at each annual meeting. The present term of office for the current Class I Directors will expire at this Annual Meeting of Stockholders. The current Class II Director’s term will expire at the annual meeting of stockholders to be held in 2008. The current Class III Director’s term will expire at the annual meeting of stockholders to be held in 2009. All directors will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Currently, William Ingram and Robert P. Schechter are the Class I Directors; Richard T. Liebhaber is the Class II Director; and William J. Leighton is the Class III Director.

Only nominees for Class I Directors are being presented for election at this Annual Meeting. The nominees for Class I Director, as recommended by the Nominating and Governance Committee of the Company’s Board of Directors and pursuant to the policies established by such committee, are William Ingram and Robert P. Schechter, each of whom is currently serving as a Class I Director of the Company. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for the nominees will be voted for their re-election. The Board of Directors knows of no reason why the nominees should be unable or unwilling to serve, but if that should be the case, proxies will be voted for the election of some other person, or for fixing the number of directors at a lesser number. The proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

A plurality of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter is required for election to the board as Class I Director of each of the nominees above.

The Board of Directors recommends a vote “FOR” the election of the nominees as Class I Directors.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information about the Class I Directors, Class II Director, Class III Director and the executive officers of the Company as of April 16, 2007:

Name	Age	Position
William J. Leighton, Ph.D.	55	Chief Executive Officer and Class III Director

William J. Stuart	55	Chief Financial Officer, Senior Vice President of Finance, Treasurer and Secretary

T.S. Ramesh	40	Principal Accounting Officer and Vice President of Finance

William Ingram (1)(2)(3)	50	Class I Director

Richard T. Liebhaber (1)(2)	70	Class II Director

Robert P. Schechter (2)(3)	58	Class I Director

(1)	Member of Compensation Committee.
(2)	Member of Audit Committee.
(3)	Member of the Nominating and Governance Committee.

William J. Leighton, Ph.D. has served as our Chief Executive Officer since November 2004 and as a Director since May 2004. Before joining the Company, Dr. Leighton spent 27 years employed by AT&T. From May 2003 to March 2004, Dr. Leighton served as Vice President of Research at AT&T Labs. Prior to that, Dr. Leighton was Vice President of Technology and Services Strategy at AT&T Labs.

William J. Stuart has served as our Senior Vice President of Finance, Chief Financial Officer, Treasurer and Secretary since August 2006. Prior to joining the Company, Mr. Stuart was a General Partner of Still River Funds, a venture capital firm focused on investments in the information technology, communications and life sciences industries, from September 2001 to August 2006. Prior to that, Mr. Stuart served as Vice President of Business Development of ADC Telecommunications, Inc. from October 2000 to September 2001 and as Chief Financial Officer of Broadband Access Systems, Inc. from October 1999 until it was acquired by ADC Telecommunications, Inc. in September 2000. Prior to that, Mr. Stuart held CFO and VP level positions at NetCore Systems, Telco Systems, AccessLine Technologies and AT&T Paradyne. Mr. Stuart serves on the board of directors of ThinkEngine Networks, Inc.

T.S. Ramesh has served as our Vice President of Finance and Principal Accounting Officer since May 2006. Mr. Ramesh also served as our acting Chief Financial Officer from May 2006 through August 2006. From April 2003 until May 2006, Mr. Ramesh served as the Company’s Controller. Prior to joining the Company, Mr. Ramesh held various senior positions in accounting and finance between 1999 and 2003 at Sycamore Networks, InteQ Corporation and Wang Global, which was acquired by Getronics. Prior to that, Mr. Ramesh was a manager with PricewaterhouseCoopers LLP.

William Ingram has served as a Director since November 2003. Mr. Ingram is currently an independent consultant. Mr. Ingram served as Vice President and General Manager of AudioCodes, Inc., a telecommunications equipment company from July 2006 to March 2007. Prior to that, Mr. Ingram served as the President and Chief Executive Officer of Nuera Communications, a provider of Voice-over-Internet Protocol infrastructure solutions, from September 1996 until it was acquired by AudioCodes, Inc. in July 2006. Prior to joining Nuera in 1996, Mr. Ingram was the Chief Operating Officer of PCSI-Clarity Products Division, a provider of wireless data communications products, President of Ivie Industries, a computer security and hardware manufacturer, and President of KevTon, an electronics manufacturing company.

Richard T. Liebhaber has served as a Director since June 1997. Mr. Liebhaber was a Consulting Managing Director at Veronis, Suhler & Associates, Inc., a provider of financial advisory services to the communications industry, from June 1995 to August 2001. Prior to that, Mr. Liebhaber served as Executive Vice President of MCI Communications Corporation, a telecommunications provider, from December 1985 to May 1995. Mr. Liebhaber also serves on the board of directors of ILOG S.A., a software company, JDS Uniphase Corporation, a provider of optical communications products, and Cogent Communications, Inc., an internet service provider.

Robert P. Schechter has served as a Director since June 2003. Mr. Schechter is currently Chairman, President and Chief Executive Officer of NMS Communications, Inc., a provider of telecommunications equipment. Prior to joining NMS in 1995, Mr. Schechter spent eight years at Lotus Development Corporation as Senior Vice President of Finance and Operations and Chief Financial Officer, and most recently as Senior Vice President of the International Business Group. Prior to that, Mr. Schechter was a partner with Coopers & Lybrand in Boston. Mr. Schechter also serves on the boards of directors of Moldflow Corporation, a developer of plastics molding products, MapInfo Corporation, a software and consulting company, and Unica Corporation, a provider of marketing management software.

Executive officers of the Company are elected on an annual basis by the Board of Directors to serve at the pleasure of the Board of Directors until their successors have been duly elected and qualified.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors

The Board of Directors met eight times during the fiscal year ended December 31, 2006. Each of the directors attended at least 75% of the meetings of the Board of Directors and the meetings of the committees of the Board of Directors on which he served during fiscal 2006. The Board of Directors has standing Audit, Compensation and Nominating and Governance Committees. Each committee has a charter that has been approved by the Board of Directors. A current copy of each committee charter is available at www.avici.com at the Corporate Governance section of the Company’s website. Each committee reviews the appropriateness of its charter at least annually.

Audit Committee

The Audit Committee of the Board of Directors, of which Messrs. Ingram, Liebhaber and Schechter are currently members, oversees the accounting and financial reporting processes and controls of the Company and the audits of the financial statements of the Company. More specifically, the Audit Committee assists the Board of Directors in fulfilling its responsibilities by reviewing (i) the financial reports provided by the Company to the Securities and Exchange Commission (the “SEC”), the Company’s stockholders or the general public and (ii) the Company’s internal financial and accounting controls. The Audit Committee also (i) is responsible for the appointment, compensation, retention and oversight of the work performed by any independent public accountants engaged by the Company, (ii) recommends, establishes and monitors procedures designed to improve the quality and reliability of the disclosure of the Company’s financial condition and results of operations, (iii) establishes and distributes procedures designed to facilitate (a) the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and (b) the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters, (iv) engages advisors as necessary, and (v) distributes the funding from the Company that is necessary or appropriate to carry out the Audit Committee’s duties. Messrs. Liebhaber, Schechter and Ingram were members of the Audit Committee for all of fiscal 2006. The Board of Directors has determined that each current member of the Audit Committee is independent within the meaning of the Company’s and the Nasdaq Marketplace Rules director independence standards and the SEC’s heightened director independence standards for audit committee members. In addition, each member of the Audit Committee is able to read and understand financial statements of a complexity at least comparable to the Company’s financial statements, and the Board of Directors has determined that Mr. Schechter qualifies as an “audit committee financial expert” under the rules of the SEC. Mr. Schechter is also financially sophisticated as required by the Nasdaq Marketplace Rules. The Audit Committee met six times during the fiscal year ended December 31, 2006. Mr. Liebhaber serves as chairperson of the Audit Committee.

Compensation Committee

The Compensation Committee, of which Messrs. Ingram and Liebhaber are currently members, is responsible for determining and making recommendations with respect to all forms of compensation to be granted to executive officers and employees of the Company, administering the Company’s incentive compensation and stock plans and producing an annual report on executive compensation for inclusion in the Company’s proxy statement for its annual meeting of stockholders in accordance with the applicable SEC rules and regulations. The Compensation Committee met ten times during the fiscal year ended December 31, 2006.

Mr. Ingram serves as chairperson of the Compensation Committee. The Board of Directors has determined that each member of the Compensation Committee is independent within the meaning of the Company’s director independence standards and those established by the SEC, the Nasdaq Stock Market, or any governmental or regulatory body exercising authority over the Company (collectively, the “Regulatory Bodies”).

Nominating and Governance Committee

The Nominating and Governance Committee of the Board of Directors, of which Messrs. Schechter and Ingram are currently members, is responsible for assisting the Board of Directors in fulfilling its responsibilities by (i) identifying individuals qualified to become members of the Board of Directors, (ii) adopting a corporate code of business conduct and other corporate governance policies, and (iii) monitoring compliance with and periodically reviewing the code of business conduct and such other corporate governance policies as it may adopt from time to time. The Nominating and Governance Committee met one time during the fiscal year ended December 31, 2006. The Nominating and Governance Committee may, in its discretion, consider nominees recommended by stockholders. Mr. Schechter serves as Chairperson of the Nominating and Governance Committee. The Board of Directors has determined that each member of the Nominating and Governance Committee is independent within the meaning of the Company’s director independence standards and those of the Regulatory Bodies.

CORPORATE GOVERNANCE AND RELATED MATTERS

Independence of Members of the Board of Directors

The Board of Directors has determined that each of Messrs. Ingram, Liebhaber, and Schechter is independent within the meaning of the Company’s director independence standards and the director independence standards of the Regulatory Bodies, as currently in effect. Furthermore, the Board of Directors has determined that the composition of each of the committees of the Board of Directors complies with the requirements of the Nasdaq Marketplace Rules, the Regulatory Bodies and other applicable laws or regulations, as currently in effect.

Corporate Governance Principles

The Company is committed to having sound corporate governance principles and has adopted both corporate governance guidelines (which outline many of the governance policies described below) and a “code of ethics” (the “Code of Business Conduct”) as defined by regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that applies to all of the Company’s directors and employees worldwide, including its principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. A current copy of the corporate governance guidelines and the Code of Business Conduct is available at www.avici.com at the Corporate Governance section of the Company’s website. A copy of the corporate governance guidelines and the Code of Business Conduct may also be obtained, free of charge, from the Company upon a request directed to: Avici Systems Inc., 101 Billerica Avenue, North Billerica, MA 01862, Attention: Investor Relations. The Company intends to disclose amendments to or waivers from a provision of the Code of Business Conduct that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on the Corporate Governance section of its website, which will be available at www.avici.com, or by such other method proscribed by applicable law or regulation.

Executive Sessions of Independent Directors

The Board of Directors has a policy stating that executive sessions of the independent directors will be held following each regularly scheduled in-person meeting of the Board of Directors. Executive sessions do not include any employee directors of the Company. Mr. Liebhaber is responsible for chairing the executive sessions.

Policy Governing Director Attendance at Annual Meetings of Stockholders

The Board of Directors has a policy stating that one of the regularly scheduled meetings of the Board of Directors shall be scheduled on the same day as the Company’s Annual Meeting of Stockholders and all Directors are encouraged to attend the Company’s Annual Meeting of Stockholders. Dr. Leighton attended the Annual Meeting of Stockholders held in 2006.

Policies Governing Director Nominations

Director Qualifications

As noted above and set forth in the Company’s corporate governance policies, the Nominating and Governance Committee of the Board of Directors is responsible for reviewing with the Board of Directors from time to time the appropriate qualities, skills and characteristics desired of members of the Board of Directors in the context of the needs of the Company’s business and the current make-up of the Board of Directors. This assessment includes consideration of the following minimum qualifications that the Nominating and Governance Committee believes must be met by all directors: directors must be an individual of the highest ethical character and integrity and share the values of the Company as reflected in the Company’s Code of Business Conduct;

directors must have reputations, both personal and professional, consistent with the image and reputation of the Company; directors must be free of conflicts of interest that would interfere with the proper performance of the responsibilities of a director; directors must have the ability to exercise sound business judgment; directors must be willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a director and/or committee member, as the case may be; directors must have substantial business or professional experience and expertise and be able to offer meaningful and practical advice and guidance to the Company’s management based on that experience and expertise; and directors must have a commitment to enhancing stockholder value.

The Nominating and Governance Committee also considers numerous other qualities, skills and characteristics when evaluating director nominees, such as: an understanding of and experience in Internet Protocol networks and related infrastructure equipment and technology, accounting, corporate governance, finance and/or marketing and leadership experience with public companies or other major complex organizations.

Process for Identifying and Evaluating Director Nominees

The Board of Directors is responsible for nominating its own members for election at each annual meeting of stockholders. The Board of Directors delegates the selection and nomination process to the Nominating and Governance Committee, with the expectation that other members of the Board of Directors, and of management, will be requested to take part in the process as appropriate.

Generally, the Nominating and Governance Committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisers, through the recommendations submitted by stockholders or through such other methods as the Nominating and Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, the Nominating and Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Governance Committee. The Nominating and Governance Committee may gather information about the candidates through interviews, questionnaires, background checks, or any other means that the Nominating and Governance Committee deems to be helpful in the evaluation process. The Nominating and Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate in light of the criteria set forth above or established by the Nominating and Governance Committee from time to time, both on an individual basis and taking into account the overall composition and needs of the Board of Directors. There is no difference in the criteria by which the Nominating and Governance Committee evaluates Director nominees, whether nominated by the Board of Directors or by a stockholder. Based on the results of the evaluation process, the Nominating and Governance Committee recommends candidates for the Board of Director’s approval as Director nominees for election to the Board of Directors. The Nominating and Governance Committee also recommends candidates for the Board of Director’s appointment to the committees of the Board of Directors.

Procedures for Recommendation of Director Nominees by Stockholders

The Nominating and Governance Committee will consider director nominee candidates who are recommended by stockholders of the Company. Stockholders, in submitting recommendations to the Nominating and Governance Committee for director nominee candidates, must deliver to the Nominating and Governance Committee any such recommendation for nomination not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the date of the proxy statement delivered to stockholders in connection with the preceding year’s annual meeting. Such recommendation for nomination must be in writing and include the following: name and address of the stockholder making the recommendation, as it appears on the Company’s books and records, and of such record holder’s beneficial owners; number of shares of capital stock of the Company that are owned beneficially and held of record by such stockholder and such beneficial owners; name of the individual recommended for consideration as a director nominee; all other information relating to the recommended candidate that would be required to be disclosed in solicitations of proxies for the election of directors or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including the recommended candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if approved by the Board of Directors and elected; and a written statement from the stockholder making the recommendation stating why such recommended candidate meets the Company’s criteria and would be able to fulfill the duties of a director.

Nominations must be sent to the attention of the Secretary of the Company by U.S. mail (including courier or expedited delivery service) to: Avici Systems Inc., 101 Billerica Avenue, North Billerica, MA 01862 or by facsimile to: (978) 964-2250, Attn: Secretary of Avici Systems Inc.

The Secretary of the Company will promptly forward any such nominations to the Nominating and Governance Committee. As a requirement to being considered as a director for nomination to the Company’s Board of Directors, a candidate will need to comply with the following minimum procedural requirements: a candidate must undergo a comprehensive private investigation background check from a qualified company of the Company’s choosing and a candidate must complete a detailed questionnaire regarding their experience, background and independence. Once the Nominating and Governance Committee receives the nomination of a candidate and the candidate has complied with the minimum procedural requirements above, such candidacy will be evaluated in accordance with the minimum criteria set forth above and a recommendation with respect to such candidate will be delivered to the Board of Directors.

Policy Governing Stockholder Communications with the Board of Directors

The Board of Directors provides to every stockholder the ability to communicate with the Board of Directors as a whole and with individual directors on the Board of Directors through an established process for stockholder communication as follows: for communications directed to the Board of Directors as a whole, stockholders may send such communications to the attention of the Chairperson of the Board of Directors via one of the two methods listed below: (1) By U.S. mail (including courier or expedited delivery service) to: Avici Systems Inc., 101 Billerica Avenue, North Billerica, MA 01862, Attn: Chairperson of the Board of Directors, c/o Secretary of Avici Systems Inc., or (2) by facsimile to: (978) 964-2250, Attn: Chairperson of the Board of Directors, c/o Secretary of Avici Systems Inc. For stockholder communications directed to an individual Director in his or her capacity as a member of the Board of Directors, stockholders may send such communications to the attention of the individual Director via one of the two methods listed below: (1) by U.S. mail (including courier or expedited delivery service) to: Avici Systems Inc., 101 Billerica Avenue, North Billerica, MA 01862, Attn: [Name of Individual Director], c/o Secretary of Avici Systems Inc. or (2) by facsimile to (978) 964-2250, Attn: [Name of Individual Director], c/o Secretary of Avici Systems Inc.

The Secretary of the Company will forward any such stockholder communication to the Chairperson of the Board of Directors, as a representative of the Board of Directors, and/or to the individual director to whom the communication is addressed, on a periodic basis. The Company will forward such communications by Certified U.S. mail to an address specified by each director and the Chairperson of the Board of Directors for such purposes or by electronic transmission.

For more information regarding the Company’s corporate governance policies, you are invited to access the Corporate Governance section of our website at www.avici.com. By providing these documents, however, we do not intend to incorporate the contents of the website into this Proxy Statement.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) is responsible for determining, establishing and approving base compensation and all bonus, incentive, equity and other compensation for the Company’s Chief Executive Officer and other executive officers of the Company.

For the purposes of this Proxy Statement, the term “named executive officer” means all individuals who are serving or have served as our Chief Executive Officer and Chief Financial Officer during fiscal year 2006, as well as those current and former executive officers listed in the Summary Compensation Table below.

Compensation Program

Our executive compensation program is designed to (i) attract and retain highly qualified individuals as executive officers by offering competitive compensation packages; (ii) reward such officers for their contributions to the achievement of Company goals and objectives; and (iii) align the financial interests of our executive officers with the interests of our stockholders.

Although there is no pre-established formula or fixed target for the allocation between either cash and non-cash compensation, or short-term and long-term incentive compensation, our Compensation Committee’s philosophy is that a substantial portion of the compensation packages for our executive officers should be contingent upon the success of the Company as measured by certain internally determined metrics. Accordingly, the compensation packages for our named executive officers generally reflect base salary in an amount designed to be competitive with companies with which we compete for qualified executives, cash incentives tied to the executive’s base salary and awarded upon achieving certain Company targets, and equity awards intended to both link executive performance to market performance and incentivize executives to enhance the value of the Company, each in a meaningful proportion to the total compensation.

Elements of Compensation

Annual executive officer compensation consists of the following elements: base salary, cash incentive awards, equity awards and participation in benefit plans generally available to other employees. We believe all four elements are crucial in helping us attract, retain and reward experienced and talented executive officers able to successfully manage the strategic direction of our business, particularly given the dynamic and rapidly changing telecommunications industry in which we compete. We also may provide, on a case-by-case basis, perquisites and contract benefits designed to ensure the availability and focus of our executive officers.

The Compensation Committee reviews and adjusts each executive’s compensation package annually, and based on a number of factors including: (i) the recommendations of our Chief Executive Officer, Dr. Leighton (except when we are determining his own compensation); (ii) market information from published survey data and the public filings of companies that the Compensation Committee considers to be our peers; (iii) the qualifications, experience, responsibilities and performance of each executive officer; (iv) prior equity awards; (v) number of shares vested under prior equity awards; and (vi) the success of each executive officer in contributing to the achievement of the Company’s strategic business objectives. In general, the Compensation Committee does not heavily weigh the gains actually realized by individual executive officers from the exercise of option awards or the vesting of restricted stock awards granted in prior years in setting current compensation packages. The Compensation Committee does, however, seek to ensure that each executive officer has a significant value of unvested equity awards. The Compensation Committee monitors and may adjust cash incentives and equity awards during any year based upon evolving Company objectives and performance. The Compensation Committee does not rely on predetermined formulas or criteria in making determinations regarding executive compensation and may consider any factor that it considers pertinent to the compensation decision. Based on these considerations, the Compensation Committee sets total executive compensation within the range of compensation of executive officers with comparable qualifications, experience and responsibilities within our peer group. We have historically had a limited number of highly qualified executive officers, and we have attempted to establish compensation levels that reflect the significant abilities of these individuals, our interest in retaining and motivating these focused teams, and the financial interests of the Company.

Benchmarking. In determining the appropriate compensation package for each named executive officer, the Compensation Committee looks at executive compensation data from the Radford Executive Survey. We analyze survey data from companies in each of the following four categories: (i) companies in our industry; (ii) companies with similar revenue numbers; (iii) companies with a similar number of employees; and (iv) companies in our geographic area. Additionally, the Compensation Committee looks at the executive compensation disclosure in the proxy materials and other public disclosure of relevant companies within our industry, as well as companies of comparable size with which we compete locally for talent. The Compensation Committee has determined that our peer group consists of the following companies:

Comverse Technology, Inc.

SeaChange International, Inc.

NMS Communications Corp.

Sonus Networks, Inc.

Netscout Systems, Inc.

Mercury Computer Systems, Inc.

American Science and Engineering Inc.

Aspect Software

Enterasys Networks, Inc.

Each company in our peer group falls within one or more of the four categories for which we analyze and review compensation information.

Role of Executive Officers. Each of Dr. Leighton and Mr. Stuart, our Chief Financial Officer, is involved in the compensation process. Both Dr. Leighton and Mr. Stuart review the benchmarking information, as well as the market data analysis and industry trends prepared by our human resources department, and discuss the strategic and financial implications of such information on the compensation of our employees and executive officers. Dr. Leighton then makes recommendations on executive compensation, excluding his own, to the Compensation Committee based on his review and discussion with Mr. Stuart of the market data analysis and industry trends, his analysis of the contributions of the individual executive officers to the objectives of the Company, his experience as a chief executive, his analysis of performance incentives designed to achieve Company objectives, and other strategic considerations. Dr. Leighton attends Compensation Committee meetings and participates in discussions regarding the compensation of all executive officers, with the exception of his own compensation. Dr. Leighton does not participate in executive sessions of the Compensation Committee in which compensation decisions for executive officers are made or any discussions regarding his own compensation. The Compensation Committee retains the right to accept, reject or modify such recommendations. Historically, the Compensation Committee has exercised its right to make such modifications.

Base Salary. The Compensation Committee establishes base salary levels in accordance with the philosophy outlined above at levels commensurate with our position in the industry and the experience of our executives. In establishing base salary, the Compensation Committee considers a number of factors including: (i) base salaries paid by the companies that the Compensation Committee has identified as our peer group; (ii) the recommendation of Dr. Leighton; (iii) individual performance or previous experience; (iv) principles of internal equity; and (v) cost of living adjustments. We aim to set base salaries for our executive team at or near the median of companies within our peer group, which we believe minimizes competitive disadvantage while at the same time fairly compensates our executive officers for their services. Historically, the Company has followed a set procedure for determining any merit increases or cost of living adjustments for executive officers. First, Dr. Leighton and Mr. Stuart review market data analysis and industry trends and set guidelines for the size of merit increases and cost of living adjustments applicable to all employees of the Company based on such review. Within these guidelines, Dr. Leighton provides recommendations for adjustment or maintenance of salary levels for each individual executive officer, excluding himself. The Compensation Committee reviews this information in light of its own current industry experience, access to compensation information and experience on other boards. The Compensation Committee considers Dr. Leighton’s recommendations in light of the factors set forth above as well as its own experience and views, and sets the annual compensation for each such executive.

Incentive Awards. The Company maintains an Executive Incentive Plan (“EIP”) for executive officers and all manager level employees, which is administered by the Compensation Committee. On an annual basis, the Compensation Committee determines a payout target, which is expressed as a percentage of annual base salary, for each participant in the EIP. We set the payout targets such that the percentage of the annual base salary represented by the payout target is commensurate with executives with similar responsibilities at companies in our peer group. Payout targets are determined by position level within the Company, so each executive at a given level will have the same payout target. Performance objectives for the Company are set by the Compensation Committee on a periodic basis, either annually, semi-annually or quarterly and, historically, relate to specific revenue generation and/or profitability targets. From time to time, the Compensation Committee has established performance objectives based on the completion of strategic objectives or other metrics. The performance objectives under the EIP are typically higher than the Company’s announced revenue expectations, so the Company must exceed expectations for the executive officers to receive the target payout under the EIP. The Compensation Committee generally does not include factors based directly on individual performance or contributions when determining grants or making payments under the EIP.

Under the EIP, no incentive awards are made in the event that the Company is unable to meet its minimum target milestones. Awards under the EIP are granted on a sliding scale, where the minimum award is 80% of the target payout if the Company achieves 80% of the performance objectives and an award of more than the target payout may be granted if the Company exceeds the performance objectives. Because awards granted pursuant to the EIP are performance based, the target milestones encourage executive officers to help us meet and exceed our Company’s current and future financial and strategic goals.

We may, from time to time, award special one-time bonuses to an executive officer for his or her individual contribution toward the success of a specific project.

Equity Awards. We strongly believe in granting equity incentives as part of our annual compensation for executive officers to help align the executive officers’ financial interests with those of our shareholders. We believe holding significant equity in the Company financially motivates our executive officers to drive the Company in a direction that is in the best long-term interests of our stockholders. Our policy is to grant equity awards to new executive officers at the time of hire as well as to make ongoing equity awards to continuing executive officers based on their contributions during the preceding period and vesting of awards held by those officers. Historically, the ongoing awards have been granted annually. We award both restricted stock and stock options to executive officers under our 2000 Stock Option Incentive Plan. The size of the grants to executive officers and the type of the award is determined by the Compensation Committee based on the executive officer’s position within the Company and a review of a number of factors, including the number of participants in the award pool, the number of shares available for awards, the number of awards previously granted by the Company and accounting considerations. The Compensation Committee makes the determination whether to grant stock options or restricted stock by weighing the financial effects on the Company, and the benefits and drawbacks of each type of award for the executive officers. Such determination is made at the time of the grant. Stock options typically vest over the course of four years, which gives our executive officers an incentive to remain with the Company for an extended period. Restricted stock generally vests upon the earlier to occur of the fifth anniversary of the grant date or the achievement of specified Company financial performance milestones, further rewarding the officers for working to meet the Company’s goals.

Benefits Plans. In addition to the annual base salary, incentive compensation and equity included in our compensation program, each executive officer is eligible to participate in our employee stock purchase plan, and health, disability and life insurance benefits on the same terms as the rest of our employees. We believe that these additional benefits are comparable to those offered by similarly situated companies and are necessary to attract and retain talented employees. In the case of our employee stock purchase plan, which allows employees to purchase a limited number of share of our common stock at a discounted purchase price of 85% of the lesser of the market price of our common stock on the first offering date or last business day of a six-month purchase period, we are able to provide incentives to employees and executive officers alike to participate in the future success of the Company by giving them the opportunity to purchase our stock at a discounted price. The Company generally does not offer deferred compensation of any kind, nor does it offer retirement benefits other than a 401(k) defined contribution plan. The Company typically matches 50% of the contributions made by executive officers and other employees to the 401(k) plan up to a maximum of 3% of annual salary.

Other Compensation. While base salary, incentive awards, equity awards and standard employee benefits are the primary elements of the compensation packages of our named executive officers, the Compensation Committee may determine that additional forms of compensation are warranted based on a consideration of the needs of the Company and each individual officer. In connection with our 2006 restructuring, we entered into retention bonus agreements with certain key employees, including Mr. Ramesh, our Principal Accounting Officer and Vice President of Finance, as a way of aligning the interests of such key employees with those of the Company and shareholders and ensuring their full participation in the restructuring effort. We also paid a cash hiring bonus to Mr. Stuart as part of his compensation package upon the commencement of his employment with the Company. Additionally, in connection with the acceptance of their employment with the Company, we agreed to provide a reasonable housing allowance to each of Dr. Leighton and Mr. Stuart in lieu of relocation expenses. In general, the housing allowances are administered and reimbursed under the Company’s standard travel policy guidelines and we believe, are not excessive given reasonable housing availability in the general area of our headquarters. The Compensation Committee reviews and approves reimbursements that fall outside of the guidelines on a case-by-case basis. The Compensation Committee believes that its flexibility in tailoring these elements of the compensation packages to each particular executive enables the Company to attract qualified and motivated individuals from a broader geographic area.

Change of Control Arrangements. It is the Company’s belief that the interests of our shareholders will be best served if the interests of our executive officers are aligned with them, and providing change of control benefits allows the executive officers to undertake decisive action at the direction of the Board of Directors to pursue a range of strategic alternatives in the long-term interests of both the Company and the shareholders while minimizing short-term concerns over individual financial security. Accordingly, the Company has entered into certain Severance Pay Agreements with Messrs. Leighton, Stuart and Ramesh. The Company has also entered into an Amended and Restated Retention Bonus Agreement with Mr. Ramesh. The terms of the above mentioned Severance Pay Agreements and Retention Bonus Agreement are described in the “Employment Contracts and Change of Control Arrangements” section of this Proxy Statement.

Determination of Compensation

Base Salary. In 2006, Messrs. Leighton, Stuart, Ramesh, Brauneis, and Gunner, and Ms. Mendles received annual base salaries at the rate of $300,000, $280,000, $165,000, $215,451, $214,339, and $270,000 respectively. Mr. Stuart and Mr. Ramesh each became named executive officers during 2006. Mr. Stuart’s base salary was set in accordance with the policies and procedures outlined above and reflect his extensive prior experience. Each of Dr. Leighton, Mr. Brauneis, our former Chief Financial Officer, and Mr. Gunner, our former Senior Vice President of Research and Development, and Ms. Mendles, our former Chief Business Officer, did not receive an increase from 2005 to 2006. Given the potential for a significant restructuring in 2006, Dr. Leighton recommended that none of the executive officers receive an increase in base salary and the Compensation Committee approved that recommendation.

Incentive Awards. We paid incentive awards to our executive officers for 2006 pursuant to the EIP at 200% for the first half of 2006 as a result of the achievement by the Company of its financial milestones at a rate exceeding 200% in the first half of 2006 and at 90% for the second half of 2006 as a result of the achievement by the Company of its financial milestones at a rate of 90% in the second half of 2006. The Company made the following payments under the EIP for 2006: (i) 100% percent of the target payout earned in the first quarter based on the expected first half results; (ii) 200% of the target payout earned in the second quarter based on very successful second quarter results, plus an additional 100% of the target payout earned in the first quarter; and (iii) 90% of the target payout for each of the third and fourth quarter, which was paid in 2007. Accordingly, Dr. Leighton’s target payout was 35% of his base salary and he received an incentive award of $152,250 representing each of the three payments set forth above. Mr. Stuart’s target payout was 35% of his base salary and he received an incentive award of $44,100 representing payment for the third and fourth quarters. Mr. Ramesh’s payout target was 15% of his base salary as a director level officer during the first quarter of 2006 and 20% of his base salary as a vice president level officer during the balance of 2006 and he received an incentive award of $42,279 representing each of the three payments set forth above. Mr. Brauneis’ target payout was 35% of his base salary and he received an incentive award of $18,852 representing the first payment set forth above. Mr. Gunner’s target payout was 35% of his base salary and he received an incentive award of $75,040 representing the first two payments set forth above. Ms. Mendles’ target payout was 35% of her base salary and she received an incentive award of $94,500 representing only the first two payments set forth above.

Equity Awards. Dr. Leighton received an annual equity award grant of 50,000 shares of restricted stock. Mr. Stuart received 65,000 stock options, with an exercise price of 15% above market value at the grant date, and 35,000 shares of restricted stock in connection with joining the Company. Mr. Ramesh received an annual equity award grant of 30,000 stock options as a vice president of the Company. Each of Mr. Gunner and Ms. Mendles received annual equity award grants in the amount of 40,000 stock options as senior vice presidents of the Company. Mr. Brauneis did not receive an annual equity award grant because he had informed the Company of his intention to leave prior to the Compensation Committee’s approval of the annual equity awards. The Compensation Committee determined that it was appropriate to grant restricted stock to Dr. Leighton to avoid potential market timing issues. Mr. Stuart’s grant of 35,000 shares of restricted stock was made to attract Mr. Stuart to the Company. Mr. Stuart’s grant of 65,000 stock options, with an exercise price of 15% above market value at the grant date, was also made to attract Mr. Stuart to the Company; however, the Compensation Committee determined that for the purposes of internal equity, such options should be granted at a price above the fair market value. Additionally, Mr. Ramesh was granted 7,500 shares of restricted stock as a result of his contributions to the success of our 2006 restructuring.

Other Compensation. Mr. Stuart received a signing bonus of $60,000 in connection with his employment with the Company. Ms. Mendles received a bonus equal to six months base salary, or $135,000, in connection with the successful implementation of our 2006 restructuring. Upon termination of her employment with the Company on October 13, 2006, Ms. Mendles was entitled under her employment terms to receive a severance payment equal to six months base salary, which payment was made on April 13, 2007. Additionally, Mr. Ramesh received a cash bonus in the amount of $10,000 for his service as interim Chief Financial Officer.

Accounting and Tax Implications

On December 2004, the Financial Accounting Standards Board issued FASB Statement No. 123(R), Share Based Payment, which requires all companies to treat the fair value of stock options granted to employees as an expense. As a result of this standard, effective for periods beginning after January 1, 2006, we are required to record a compensation expense equal to the fair value of each stock option granted. FAS123(R) requirements reduce the attractiveness of granting stock options because of the additional expense associated with these grants, which have impacted and will continue to negatively impact our results of operations. Nevertheless, the Compensation Committee has determined that stock options are an important employee recruitment and retention tool, and, to date, we have not reduced the scope of our stock option program. We have, however, utilized restricted stock awards at times to incent executives and reduce the associated accounting changes and share dilutions.

In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the Company cannot deduct for federal income tax purposes compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the Compensation Committee’s present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

In addition, Section 409A of the Code imposes significant taxes in the event that an executive officer, director or service provider receives “deferred compensation” that does not meet the requirements of 409A. The Company structures its executive compensation packages to comply with the applicable 409A requirements to avoid such taxes.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

William Ingram, Chairman

Richard T. Liebhaber

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in any such filing.

Summary Compensation Table

The following table sets forth information concerning compensation earned for the fiscal years ended December 31, 2006 for our named executive officers:

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
William J. Leighton President and Chief Executive Officer	2006	$300,000		—		$264,500	$259,782	$152,250	—	$51,922	(4)	$1,028,454

William J. Stuart Chief Financial Officer, Senior Vice President of Finance, Secretary and Treasurer	2006	$86,154	(5)	$60,000	(6)	$165,200	$60,277	$44,100	—	$3,433	(7)	$419,164

T.S. Ramesh Principal Accounting Officer and Vice President of Finance	2006	$157,649	(8)	$10,000		$30,833	$51,535	$42,279	—	$147	(9)	$292,443

Paul F. Brauneis Former Chief Financial Officer	2006	$95,295	(10)	—		$101,153	$6,048	$18,852	—	$17,282	(11)	$238,630

Christopher Gunner	2006	$122,269	(12)	—		$121,383	$56,605	$75,040	—	$20,356	(13)	$395,653

Jo-Ann Mendles	2006	$223,269	(14)	$135,000	(15)	—	$96,893	$94,500	—	$165,582	(16)	$715,244

(1)	The fair value of stock awards is determined based on the fair market value of the stock on the date of grant. Amounts disclosed represent the expenses associated with all unvested stock awards recorded in 2006 based on the shorter of the expected performance period or vesting period.

(2)	Represents the expense associated with all stock options granted for each individual named executive officer which was recognized by the Company in fiscal year 2006 as estimated using the Black-Scholes valuation model in accordance with FAS 123(R). The above valuations incorporate certain key assumptions which are described more fully in footnote 1(k) to our audited financial statements for the fiscal year ended December 31, 2006, included in the company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 15, 2007 and does not adjust for future forfeitures of such awards.

(3)	Represents bonuses earned in fiscal year 2006 under our Executive Incentive Plan, including amounts paid in a subsequent year, as discussed more fully in our “Compensation Discussion and Analysis” section in this Proxy Statement.

(4)	Represents reimbursements for commuting and temporary lodging expenses, grossed up for tax purposes, in lieu of relocation expenses.

(5)	Mr. Stuart joined the Company as Senior Vice President of Finance and Chief Financial Officer in August 2006. Mr. Stuart’s annual base salary is $280,000.

(6)	Represents a signing bonus awarded to Mr. Stuart in connection with his employment with the Company but paid in 2007.

(7)	Represents reimbursements for temporary lodging expenses, grossed up for tax purposes, in lieu of relocation expenses and a gift certificate award.

(8)	Mr. Ramesh was promoted to Vice President of Finance and Principal Accounting Officer in May of 2006. Mr. Ramesh’s annual base salary is $165,000.

(9)	Represents a gift certificate award.

(10)	Represents the pro rata portion of Mr. Brauneis’ $215,451 annual base salary received prior to leaving the Company on May 31, 2006.

(11)	Represents a reimbursement for unused vacation days converted upon the termination of the employment relationship.

(12)	Represents the pro rata portion of Mr. Gunner’s $214,339 annual base salary received prior to leaving the Company on July 7, 2006.

(13)	Represents a reimbursement for unused vacation days converted upon the termination of the employment relationship.

(14)	Represents the pro rata portion of Ms. Mendles $270,000 annual base salary received prior to leaving the Company on October 13, 2006.

(15)	Represents a bonus awarded to Ms. Mendles pursuant to the separation agreement between Ms. Mendles and the Company, in the amount of six months of base salary, or $135,000, in connection with the successful implementation of our 2006 restructuring.

(16)	Represents severance in the amount of six months of base salary, or $135,000, which was awarded upon the termination of Ms. Mendles employment relationship with the Company but payable six months from the date that Ms. Mendles left the Company; reimbursement for unused vacation days in the amount of $18,521; and reimbursement for commuting and temporary lodging expenses, grossed up for tax purposes, in lieu of relocation expenses in the amount of $12,061.

Grants of Plan-Based Awards

The following table sets forth information concerning grants of plan-based awards earned for the fiscal year ended December 31, 2006 for the named executive officers:

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units(#)	All Other Option Awards: Number of Securities Underlying Options(#)	Exercise or Base Price of Option Awards($/Sh)		Grant Date Fair Value of Stock and Option Awards($)(1)
William J. Leighton	6/12/2006	50,000	—	—		$264,500
William J. Stuart	8/28/2006	—	65,000	$9.50	(2)	$299,200
	8/28/2006	35,000	—	—		$288,750
T.S. Ramesh	5/31/2006	—	30,000	$6.09		$100,095
	11/7/2006	7,500	—	—		$52,350
Paul F. Brauneis	—	—	—	—		—
Christopher Gunner	5/31/2006	—	40,000	$6.09		$133,460
Jo-Anne Mendles	5/31/2006	—	40,000	$6.09		$133,460

(1)	Represents the fair value of the awards estimated in accordance with FAS 123(R). Regardless of the value placed on a stock option on the grant date, the actual value of the option will depend on the market value of the common stock at such future date as the option is exercised.

(2)	Mr. Stuart was granted stock options at an exercise price of 15% above the market price per share on the date of grant.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.

The Company sets the amount of salary and bonus for its executive officers using the policies and procedures set forth in the “Compensation Discussion and Analysis” section above. We have a limited number of executives with broad functional responsibilities and substantial industry experience. We rely heavily on these executive officers and endeavor to set the salary and bonus component of each executive officer’s compensation at a level which is commensurate with their experience, responsibility and industry practice, while including an equity and incentive component that is a meaningful proportion of the total compensation. We do not enter into employment agreements with our executive officers; however, we have entered into Severance Pay Agreements with each of Dr. Leighton and Messrs. Stuart and Ramesh, as described more fully in the “Employment Contracts and Change of Control Arrangements” section of this Proxy Statement. We previously entered into a Severance Pay Agreement with Mr. Brauneis pursuant to which no payments were made upon his termination of employment. Further, Ms. Mendles received payments and other benefits pursuant to a separation agreement entered into with Avici upon her departure from the Company, which is discussed in more detail in the Compensation Discussion and Analysis. Mr. Gunner also entered into a separation agreement with the Company upon his departure. The compensation paid to Mr. Brauneis, Ms. Mendles and Mr. Gunner in 2006 is disclosed in the Summary Compensation Table.

All of the awards listed in the “Grants of Plan-Based Awards Table” above were granted under the Company’s 2000 Stock Option and Incentive Plan. The restricted stock awards granted to each of Dr. Leighton in the amount of 50,000 shares on June 12, 2006; Mr. Stuart in the amount of 35,000 shares on August 28, 2006; and Mr. Ramesh in the amount of 7,500 shares on November 7, 2007; vest upon the earlier of the fifth anniversary of the grant date or the achievement by the Company of certain financial milestones. The stock option award granted to Mr. Stuart in the amount of 65,000 options on August 28, 2006 vests over four years, with 25% vesting on the first anniversary of the grant date and the balance vesting in equal monthly installments of 2.0833%. The stock option award granted to Mr. Ramesh in the amount of 30,000 options on May 31, 2006 vests over three years, with 50% vesting on the first anniversary of the grant date and the balance vesting in equal monthly installments of 2.0833%. Each of Mr. Gunner and Ms. Mendles received stock options awards in the amount of 40,000 options on May 31, 2006 which were forfeited to the Company upon the termination of each of their employment relationships with the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards, as of the completed 2006 fiscal year, held by the named executive officers:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(#)	Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested(#)(1)	Market Value of Shares or Units of Stock that Have Not Vested($)(2)
William J. Leighton (3)
May 26, 2004	4,374	4,376	—	$10.63	5/26/2014	—	—
July 20, 2004	834	416	—	$10.23	7/20/2014	—	—
April 27, 2005	125,000	175,000	—	$4.62	4/27/2015	—	—
June 12, 2006	—	—	—	—	—	50,000	$264,500

William J. Stuart (4)
August 28, 2006	0	65,000	—	$9.50	8/28/2016	—	—
August 28, 2006	—	—	—	—	—	35,000	$288,750

T.S. Ramesh (5)
April 22, 2003	5,750	1,250	—	$4.00	4/22/2013	—	—
June 11, 2004	6,250	3,750	—	$10.77	6/11/2004	—	—
April 27, 2005	—	—	—	—	—	7,500	$34,650
May 31, 2006	0	30,000	—	$6.09	5/31/2016	—	—
November 7, 2006	—	—	—	—	—	7,500	$52,350

Paul F. Brauneis (6)	—	—	—	—	—	—	—

Jo-Ann Mendles (7)
June 6, 2005	16,666	0	—	$4.32	2/15/2007	—	—

Christopher Gunner (8)	—	—	—	—	—	—	—

(1)	The Restricted Stock Awards granted by the Company in 2006 vest on the earlier of five years from the date of grant or the achievement by the Company of certain financial objectives over a period of consecutive quarters.

(2)	The fair value of stock awards is determined based on the fair market value of the stock on the date of grant

(3)	Each of Dr. Leighton’s option awards vest over 4 years in equal monthly increments of 2.0833% per month.

(4)	Mr. Stuart’s option award was granted at 15% above the fair market value on the date of grant and vest over four years as follows: 25% of the shares vesting on the first anniversary of the grant date and the remaining shares vesting in equal monthly increments of 2.0833% per month.

(5)	Mr. Ramesh’s option awards vest as follows: The award granted on April 22, 2003 and the award granted on June 11, 2004 vest over four years in equal monthly increments of 2.0833% per month; and the award granted on May 31, 2006 vests over three years, with 50% vesting on the first anniversary of the grant date and the remaining shares vesting in equal monthly increments of 2.0833% per month.

(6)	Mr. Brauneis left the Company on May 31, 2006.

(7)	Ms. Mendles left the Company on October 13, 2006.

(8)	Mr. Gunner left the Company on July 7, 2006.

Option Exercises and Stock Vested Table

The following table sets forth information concerning exercises of option awards and vesting of restricted stock for the fiscal year ended December 31, 2006 for the named executive officers:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)
William J. Leighton	—	—	—	—
William J. Stuart	—	—	—	—
T.S. Ramesh	8,000	$32,750	—	—
Paul F. Brauneis	98,790	$213,890	15,000	$123,000
Christopher Gunner	111,499	$252,009	18,000	$147,600
Jo-Ann Mendles	—	—	—	—

Report of the Audit Committee

The Board of Directors has an Audit Committee which assists it in the oversight of the accounting and financial reporting process and internal controls of the Company and which oversees the appointment and activities of the Company’s registered public accounting firm, including the annual audit of the Company’s consolidated financial statements. The Audit Committee regularly discusses with management and the registered public accounting firm the financial information developed by the Company, the Company’s systems of internal controls and its audit process. As part of its duties under its charter, the Audit Committee appoints, evaluates and retains the Company’s registered public accounting firm each fiscal year. It also maintains direct responsibility for the compensation, termination and oversight of the registered public accounting firm and evaluates their qualifications, performance and independence. Under its charter, the Audit Committee will approve all services provided to the Company by the registered public accounting firm and will review all non-audit-related services to ensure they are permitted under current laws and regulations. The Audit Committee has adopted a policy that it will pre-approve non audit-related services to be performed by the Company’s registered public accounting firm.

The Audit Committee has reviewed the audited consolidated financial statements of the Company as of December 31, 2006 and for the year ended December 31, 2006, and has discussed them with both management and Ernst & Young LLP, the Company’s registered public accounting firm. Management has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect, including various matters pertaining to the audit, including the Company’s financial statements, the report of the registered public accounting firm on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by the Company. The Audit Committee has received the written disclosures and the letter from the registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with Ernst & Young LLP that firm’s independence.

Based on its review of the financial statements and these discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

THE AUDIT COMMITTEE

Richard T. Liebhaber, Chairman

William Ingram

Robert P. Schechter

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in any such filing.

Relationship with the Registered Public Accounting Firm

Ernst & Young LLP has been the independent registered public accounting firm that audits the financial statements of the Company and its subsidiaries since July 1, 2002.

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services performed by Ernst & Young LLP. The Audit Committee pre-approved the provision of the services described below in accordance with such policy and determined that the provision of such services was compatible with the maintenance of Ernst Young LLP’s independence in the conduct of its audit.

Fees

The following sets forth the aggregate fees billed by Ernst & Young LLP to the Company for services provided during the fiscal years ended December 31, 2006 and December 31, 2005.

Audit Fees

Fees for audit services totaled approximately $327,000 for 2006 and $283,000 for 2005, including fees associated with the annual audit, including the audit of the effectiveness of internal control over financial reporting and the reviews of the Company’s quarterly reports on Form 10-Q.

Audit-Related Fees

Fees for audit-related services totaled approximately $2,500 for 2006 and $2,500 for 2005. Audit-related services in both 2005 and 2006 related to the provision by Ernst & Young LLP of on-line technical resources.

Tax Fees

Fees for tax services, including tax compliance and tax advice were approximately $47,000 for 2006 and $45,000 for 2005.

All Other Fees

There were no fees billed by Ernst & Young LLP for services other than those described above for fiscal years 2006 and 2005.

In 2006 and 2005, no fees were paid to Ernst & Young LLP under a de minimus exception to the rules and regulations of the Regulatory Bodies applicable to the Company relating to the provision of audit services that waives the pre-approval requirement for certain audit-related, tax and other services provided by the registered public accounting firm.

Compensation Committee Interlocks and Insider Participation

Currently, Mr. Ingram and Mr. Liebhaber serve as members of the Compensation Committee of the Board of Directors. The Compensation Committee establishes the salary and other compensation for the Company’s executive officers and administers the Company’s stock plans. Mr. Liebhaber and Mr. Ingram are not and have never been employed by Avici. No interlocking relationship exists between any member of our Board of Directors or our Compensation Committee and any member of the Board of Directors or compensation committee of any other company and no such interlocking relationship has existed in the past.

Transactions with Related Persons

In connection with the review and approval or ratification of any related party transaction, the Audit Committee considers whether the transaction will compromise the Company’s professional standards included in its Code of Business Conduct and Ethics. In the case of any related person transaction involving an outside director or nominee for director, the Audit Committee also considers whether the transaction will compromise the director’s status as an independent director as prescribed in the Nasdaq listing standards.

All related person transactions are required to be disclosed in the Company’s applicable filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended and related rules.

In 2006, Avici was not a participant in any transaction or series of transactions or business relationship in which the amount involved exceeded $120,000 and in which any of its officers, directors or stockholders who own more than 5% of the Company’s Common Stock had or will have a direct or indirect material interest, nor is there currently proposed any such transaction or series of transactions or business relationship.

Compensation of Directors

During the fiscal year ended December 31, 2006, directors who are not otherwise employed by the Company received annual cash compensation for their services as directors, and reimbursement of reasonable out-of-pocket expenses incurred in connection with attending meetings. Such directors receive annual cash compensation in the amount of $15,000, paid quarterly, and $1,000 for each Board or Committee meeting attended in person or $500 for each Board or Committee meeting attended telephonically.

Pursuant to our 2000 Non-Employee Director Stock Option Plan, as amended (the “2000 Director Plan”), each Non-Employee Director who becomes a member of the Board of Directors will be automatically granted on the date first elected to the Board of Directors an option to purchase 8,750 shares of Common Stock, which will vest in four equal installments over four years. In addition, provided that the director continues to serve as a member of the Board of Directors, each Non-Employee Director will be automatically granted on the date of each annual meeting of stockholders following his or her initial option grant date an option to purchase 3,750 shares of Common Stock, 1,250 shares of which will vest immediately and 2,500 shares of which will vest in four equal installments over four years. Grants are subject to adjustment as set forth in the 2000 Director Plan. All options granted under the 2000 Director Plan will have an exercise price equal to the fair market value of the Common Stock on the date of grant and a term of ten years from the date of grant. Unvested options terminate following the date that the director ceases to be a director for any reason other than death or permanent disability. Vested options may be exercised at any time during the option term, but expire 180 days following the date that the director ceases to be a director for any reason other than death or permanent disability. The term of the Director Plan is ten years, unless sooner terminated by vote of the Board of Directors.

Directors are also eligible for option grants and stock purchases and awards under the 2000 Plan. During fiscal year ended December 31, 2006, each Non-Employee director received an option to purchase 1,250 shares of Common Stock under the 2000 Plan at an exercise price equal to the fair market value of Common Stock on the date of grant.

Name(1)	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Richard T. Liebhaber	2006	$35,000	—	$11,046	—	—	—	$46,046
Robert P. Schechter	2006	$26,000	—	$11,736	—	—	—	$37,736
William Ingram	2006	$35,000	—	$14,271	—	—	—	$49,271

(1)	For information concerning compensation earned in fiscal year 2006 by William J. Leighton, our President, Chief Executive Officer and a member of our board of directors, please see the Summary Compensation Table in this proxy statement.

(2)	Represents the expense associated with all stock options granted for each individual director which was recognized by the Company in fiscal year 2006 as estimated using the Black-Scholes valuation model in accordance with FAS 123(R). The above valuations incorporate certain key assumptions which are described more fully in footnote 1(k) to our audited financial statements for the fiscal year ended December 31, 2006, included in the company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 15, 2007 and does not adjust for future forfeitures of such awards.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND DIRECTORS

The following table sets forth as of April 16, 2007 (unless otherwise indicated), certain information regarding beneficial ownership of the Company’s Common Stock (i) by each director of the Company and each nominee for director, (ii) by each named executive officer, (iii) by all directors and executive officers of the Company as a group and (iv) by each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock. Unless otherwise listed below, each five percent stockholder maintains a business address at: c/o Avici Systems Inc., 101 Billerica Avenue, North Billerica, Massachusetts, 01862.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature Of Beneficial Ownership (1)	Percent of Class (2)
Executive Officers and Directors

William J. Leighton (3)	Common Stock	192,794	1.37%

William J. Stuart (4)	Common Stock	35,000	*

T.S. Ramesh (5)	Common Stock	45,250	*

Paul F. Brauneis (6)	Common Stock	0	*

Christopher W. Gunner (7)	Common Stock	0	*

Jo-Ann Mendles (8)	Common Stock	0	*

William Ingram (9)	Common Stock	16,357	*

Richard T. Liebhaber (10)	Common Stock	59,793	*

Robert P. Schechter (11)	Common Stock	16,357	*

All named executive officers and directors as a group (9 persons) (12)	Common Stock	365,551	2.60%

Five Percent (5%) Stockholders

Citadel Limited Partnership (13) 131 Dearborn Street, 32nd Floor Chicago, IL, 60603	Common Stock	1,241,129	8.84%

Renaissance Technologies Corp. (14) 800 Third Avenue New York, NY 10022	Common Stock	1,108,600	7.90%

Coghill Capital Management LLC (15) One North Wacker Drive, Suite 4725 Chicago, IL 60606	Common Stock	817,380	5.83%

*	Less than one percent of the outstanding Common Stock.

(1)	The number of shares beneficially owned by each stockholder is determined in accordance with the rules of the SEC and are not necessarily indicative of beneficial ownership for any other purpose. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 16, 2007 are deemed outstanding for computing the percentage of the person or entity holding such securities, but are not deemed outstanding for computing the percentage of any other person or entity. Shares reported as beneficially owned by former executive officers are reported as to the best of the Company’s knowledge.

(2)	Percentage of beneficial ownership is based on 14,026,374 shares of Common Stock outstanding as of April 16, 2007.

(3)	Includes 163,647 shares issuable upon exercise of options within 60 days of April 16, 2007.

(4)	Consists of 35,000 shares of performance based restricted stock which are subject to forfeiture and restrictions in accordance with performance vesting milestones.

(5)	Includes 15,000 shares of performance based restricted stock which are subject to forfeiture and restrictions in accordance with performance vesting milestones and 29,500 shares issuable upon exercise of options within 60 days of April 16, 2007.

(6)	As of May 31, 2006, Mr. Brauneis was no longer an executive officer of the Company.

(7)	As of July 7, 2006, Mr. Gunner was no longer an executive officer of the Company.

(8)	As of October 13, 2006, Ms. Mendles was no longer an executive officer of the Company.

(9)	Consists of 16,357 shares issuable upon exercise of options within 60 days of April 16, 2007.

(10)	Consists of 25,000 shares held in a living trust for Mr. Liebhaber’s wife and 34,793 shares issuable upon exercise of options within 60 days of April 16, 2007.

(11)	Consists of 16,357 shares issuable upon exercise of options within 60 days of April 16, 2007.

(12)	All directors, nominees and executive officers as a group hold options to purchase 365,551 shares of common stock which may be exercised within 60 days of April 16, 2007.

(13)	According to the Amended Schedule 13G filed with the SEC dated February 13, 2007, Citadel Limited Partnership has shared voting power over the securities with each of Citadel Investment Group, L.L.C., Kenneth Griffin, Citadel Derivatives Group, LLC and Citadel Equity Fund Ltd.

(14)	According to the Schedule 13G filed with the SEC dated February 12, 2007, Renaissance Technologies Corp. (“RTP”), is an investment advisor in accordance with Section 240.13d-a(b)(1)(ii)(E), and James H. Simons, a control person of RTP, has sole power to vote the shares.

(15)	According to the Amended Schedule 13G filed with the SEC dated February 14, 2007, Coghill Capital Management L.L.C. is an entity which serves as the investment manager of CCM Master Qualified Fund, Ltd. and has shared voting and investment power over the shares held by CCM Master Qualified Fund, Ltd. and Clint D. Coghill, as the managing member of Coghill Capital Management, L.L.C. shares the investment and voting power over shares beneficially owned by Coghill Capital Management, L.L.C. Except for CCM Master Qualified Fund, Ltd., each of the reporting persons disclaims beneficial ownership except to the extent of their pecuniary interest therein.

Equity Compensation Plan Information

The following table provides information about the Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans as of December 31, 2006, including the 1997 Plan, the 2000 Plan, the 2000 Director Plan and the 2000 Employee Stock Purchase Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)			Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c)
Equity compensation plans approved by security holders (1)	1,906,437		$8.69	(2)	1,940,104	(3)
Equity compensation not approved by security holders (4)	0	$			N/A

Total		$

(1)	Consists of the 1997 Stock Incentive Plan, the 2000 Stock Option and Incentive Plan, the 2000 Non-Employee Director Stock Option Plan and the 2000 Employee Stock Purchase Plan.

(2)	Excludes the weighted average exercise price for shares to be issued under the 2000 Employee Stock Purchase Plan because the weighted average exercise price cannot be determined. Eligible employees may purchase Common Stock at a price equal to 85% of the lower of the fair market value of the Common Stock (i) at the beginning of the offering period or (ii) at the end of the purchase period, whichever is lower. Participation is limited to 10% of the employees’ eligible compensation, not to exceed $25,000 per calendar year or amounts allowed by the Internal Revenue Code.

(3)	Of these shares, 1,695,554 shares remained available for grant under the 2000 Plan, 88,750 shares remained available for grant under the 2000 Director Plan and 155,800 shares remained available for grant under the 2000 Employee Stock Purchase Plan as of December 31, 2006. No further grants may be made under the 1997 Plan. On January 1 of each year, the aggregate number of shares available for grant under the 2000 Director Plan will automatically increase by the number of shares necessary to cause the total number of shares then available for grant to be 100,000 shares. On January 1 of each year, the aggregate number of shares available for grant under the 2000 Employee Stock Purchase Plan will automatically increase by the number of shares necessary to cause the total number of shares then available for grant to be 187,500 shares.

(4)	Does not include warrants to purchase 800,000 shares of Common Stock we issued to a strategic partner on January 7, 2004 outside of the Company Plans. These warrants were not granted pursuant to a formal equity compensation plan approved by the Board of Directors, but were instead granted as an individual equity compensation arrangement in connection with the execution of a strategic partnership agreement and authorized by the Board of Directors. The warrant is nonforfeitable, has a term of approximately seven years from the date of issuance and is exercisable after seven years. The exercise price is $8.03 per share subject to an adjustment equal to the per share value of the special dividend.

Change in Control and Severance Agreements

Our Severance Pay Agreement, dated March 15, 2006, with William J. Leighton provides that upon termination of employment by the Company without cause or by Dr. Leighton for good reason, he will receive twelve months continuation of salary and benefits and six months acceleration of remaining unvested options. Upon a change in control, Dr. Leighton will receive accelerated vesting of 50% of remaining unvested options. If, in connection with a change in control, Dr. Leighton is terminated without cause or resigns for good reason, he will receive accelerated vesting of 100% of remaining unvested options.

Our Severance Pay Agreement, dated August 28, 2006, with William J. Stuart provides that upon termination of Mr. Stuart’s employment without cause or by Mr. Stuart for good reason, Mr. Stuart will receive twelve months continuation of salary and benefits. In the event that Mr. Stuart is terminated without cause prior to a change of control, he will receive six months acceleration of remaining unvested options. Upon a change in control, Mr. Stuart will receive accelerated vesting of 50% of remaining unvested options. If, in connection with a change in control, Mr. Stuart is terminated without cause or resigns for good reason, he will receive accelerated vesting of 100% of remaining unvested options.

Our Amended and Restated Severance Pay Agreement, dated November 7, 2006, with T.S. Ramesh provides that upon termination of Mr. Ramesh’s employment without cause or by Mr. Ramesh for good reason, Mr. Ramesh will receive six months continuation of salary and benefits. In the event that Mr. Ramesh is terminated without cause prior to a change of control, he will receive six months acceleration of remaining unvested options.

Our Amended and Restated Retention Bonus Agreement, dated November 7, 2006, with T.S. Ramesh provides that upon a change in control, Mr. Ramesh will receive accelerated vesting of 50% of remaining unvested options, and if, in connection with a change in control, Mr. Ramesh is terminated without cause or resigns for good reason, he will receive accelerated vesting of 100% of remaining unvested options.

INFORMATION REGARDING PROPOSALS 2, 3 AND 4

Background and Reason for Proposed Amendments to Stock Plans

Upon the recommendation of the Compensation Committee, on April 18, 2007, the Board of Directors approved the amendment and restatement of our Amended 2000 Stock Option and Incentive Plan (the “2000 Plan”), 1997 Stock Incentive Plan (the “1997 Plan”) and 2000 Non-Employee Director Stock Option Plan (the “2000 Director Plan” and collectively, the “Plans”), each contingent upon shareholder approval. The restatements clarify the provisions under, and in the case of the 2000 Director Plan, reconcile inconsistencies with the other Plans with respect to equitable adjustments applicable to, among other things, outstanding awards and the number of shares available for grant under the Plans in the event of extraordinary events, such as a special cash dividend. The restatements further provide greater clarity for the Board, upon consummation of any specific acquisition of the Company, to accelerate the vesting of options and other outstanding awards. In the case of the 2000 Plan, the restatement aligns the 2000 Plan with the other Plans and the Company’s general practice to limit the maximum term of options under the Plans. In addition, in further consideration of principles of best practices, the Board also approved amendments to each of the Plans to provide that no award shall be repriced by cancellation or amendment of such award without shareholder approval, other than in connection with provisions applicable to equitable adjustment or an acquisition of the Company, if the effect would be to reduce the exercise price for the shares underlying the award. The Board also amended the definition of fair market value in light of the approval of Nasdaq as a securities exchange and new SEC option disclosure obligations.

Equitable Adjustments Upon Extraordinary Events

On April 18, 2007, we announced that our Board of Directors declared a special cash dividend of $2.00 per share, payable on June 22, 2007 to all stockholders of record on June 11, 2007. Following the ex-dividend date for the special dividend, the Board of Directors shall adjust the total number of shares authorized under the Plans, any per participant limits, the number of shares subject to outstanding options and related vesting schedules, the number of shares available for future grant and the exercise price per share of outstanding options; provided that any adjustment under the 2000 Director Plan is contingent upon stockholder approval of the amendment and restatement of the 2000 Director Plan described herein. Although the 2000 Plan and the 1997 Plan previously required such adjustments upon the payment of a special cash dividend, and the 2000 Director Plan required equitable adjustments upon certain other recapitalization events, the Board approved amendments to each of the Plans to clarify, and in the case of the 2000 Director Plan, broaden the equitable adjustment provisions. Further, to align the equitable adjustment provisions of the 2000 Director Plan with the applicable provisions in the 2000 Plan and 1997 Plan, the Board amended the 2000 Director Plan to broaden the types of extraordinary events triggering equitable adjustments, including but not limited to the payment of a special cash dividend. The 2000 Director Plan, as amended and restated, also provides for the adjustment of the number of options subject to automatic grant and the related vesting schedule for each such option.

In theory (and disregarding other events that may affect financial markets), when a company transfers part of its assets to shareholders, its stock price declines by the amount of the special dividend. While shareholders are able to offset the decline in stock price with the special cash dividend, optionholders are not able to offset the decline in stock price because they are not eligible to receive the dividend. As a result, in accordance with the 2000 Plan and the 1997 Plan, as well as the amended and restated 2000 Director Plan, outstanding options will be adjusted as follows:

•

the exercise price of each outstanding stock option, whether vested or unvested, will be adjusted downward to maintain the same ratio of exercise price to fair market value of the underlying Common Stock before and after the special cash dividend; and

•

the number of shares of Common Stock that may be purchased upon the exercise of each outstanding option, whether vested or unvested, will be adjusted upward to maintain the value of the option before and after the payment of the special cash dividend.

In addition, the total number of shares available for grant under the 2000 Plan shall be adjusted upward in accordance with the terms of the 2000 Plan. Further, contingent on shareholder approval of the amended and restated 2000 Director Plan, each of (i) the total number of shares available for grant under the 2000 Director Plan, which annually increases by such number of shares necessary to cause the total number of shares then available to be 100,000 shares, (ii) the automatic grant of options to purchase 8,750 shares to non-employee directors upon election to the board and (iii) the automatic annual grant of options to purchase 3,750 shares to non-employee directors shall also adjust upward as a result of the payment of the special cash dividend. The aggregate number of shares authorized under each of the 2000 Plan and the 2000 Director Plan shall increase only by the number of shares necessary to cover the adjustment to outstanding awards and shares available for grant. The aggregate number of shares authorized under the 1997 Plan shall increase only by the number of shares necessary to cover the adjustment to outstanding awards. The Company has not made any grants under the 1997 Plan since August 2, 2000.

Flexibility Regarding Acceleration of Outstanding Awards Upon Acquisition

In order to provide greater flexibility and incentive to consummate any strategic alternative that the Board may determine is in the best interests of stockholders, the Board approved the elimination of a provision in the 2000 Plan and the 1997 Plan limiting the Board’s ability to determine the degree, if any, of the acceleration of vesting of options and other outstanding awards, at the time of and upon consummation of any specific acquisition of the Company. The Board determined that such a limitation, particularly given that such a provision does not exist in the 2000 Director Plan, may limit the Board’s ability to take action to promote any transaction it considers in the best interest of the Company’s shareholders, and may preclude equitable action with respect to outstanding awards in the event of a change of control.

Ten Year Limitation on Term of Options

As provided in the 1997 Plan and the 2000 Director Plan, and consistent with the Company’s general practice, the Board approved an amendment to the 2000 Plan limiting the term of all options granted under the 2000 Plan after April 18, 2007 to ten years.

Shareholder Approval of Repricing

In consideration of principles of best practices, the amendment and restatement of each of the Plans approved by the Board provides that stockholder approval is required to reprice any award by cancellation or amendment of such award, other than in connection with provisions providing for equitable adjustment or a substitution or conversion upon an acquisition, if the effect would be to reduce the exercise price for the shares underlying the award.

Definition of Fair Market Value

In light of the approval of the Nasdaq Global Market as a securities exchange, SEC option disclosure obligations and other recent trends, the Board approved a change in the 2000 Director Plan to the definition of “fair market value,” which is the required exercise price of all shares covered by options granted under the 2000 Director Plan. Previously, if our Common Stock was publicly traded, fair market value was determined by the average of the high and low price of the Common Stock on the principal national securities exchange on the date of grant (if the Common Stock traded on a principal national securities exchange), the last reported sale price on the Nasdaq National Market (if the Common Stock traded on the Nasdaq National Market) or the closing bid price or average of bid prices last quoted by an established quotation service or over-the-counter securities (if the Common Stock did not trade on Nasdaq or a principal securities exchange). The amendment to the definition provides that fair market value shall mean the closing price on the Nasdaq Global Market or other principal securities exchange, if the Common Stock is then traded on a national securities exchange. If the Common Stock is not then traded on a national securities exchange, fair market value shall continue to be determined in the manner prescribed in the 2000 Director Plan prior to the restatement.

APPROVAL OF THE AMENDED AND RESTATED 2000 STOCK OPTION AND INCENTIVE PLAN

Proposal No. 2

Proposed Amendments to the 2000 Plan

The amendment and restatement of the 2000 Plan:

•

Clarifies the equitable adjustments required in connection with certain extraordinary events applicable to, among other things, outstanding awards, numeric grant limitations and the number of shares available for grant under the 2000 Plan and, accordingly, upon payment of the special cash dividend on June 22, 2007, the exercise price of each outstanding stock option under the 2000 Plan will be adjusted downward and the number of shares of Common Stock that may be purchased upon the exercise of each outstanding option and the total number of shares available for grant under the 2000 Plan shall each be adjusted upward;

•

Provides the Board with greater flexibility to determine the degree, if any, of the acceleration of vesting of options and other outstanding awards under the 2000 Plan at the time of and upon consummation of any specific acquisition of the Company;

•	Limits the term of options granted in the future under the 2000 Plan to ten years; and

•

Requires shareholder approval to reprice awards under the 2000 Plan by cancellation or amendment of such awards, other than in connection with an equitable adjustment or substitution or conversion upon an acquisition of the Company, if the effect would be to reduce the exercise price for the shares underlying the award.

Avici proposes to restate Section 3(c) of the 2000 Plan as follows:

3.	Stock Available for Awards

c. Adjustment to Common Stock. In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Board (or substituted Awards may be made), in order in the case of each outstanding Award to preserve the economic value of the Award. If Section 7(e)(i) applies for any event, this Section 3(c) shall not be applicable. Adjustments under this Section 3(c) shall be mandatory and shall be final, binding and conclusive.

Avici proposes to restate Section 4(d) of the 2000 Plan as follows:

d. Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement. Following April 18, 2007, no Option will be granted for a term in excess of ten (10) years from the date of grant of the Option.

Avici proposes to restate Section 7(e)(i)(A) of the 2000 Plan as follows:

e. Acquisition of the Company

(i) Consequences of an Acquisition.

(A) Upon the consummation of an Acquisition, the Board shall take any one or more of the following actions with respect to then outstanding Awards: (a) provide that outstanding Options shall be assumed, or equivalent Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such Options substituted for Incentive Stock Options shall satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code; (b) upon written notice to the Participants, provide that all or a portion of then unexercised Options will become exercisable in full or in part as of a specified time (the “Acceleration Time”) prior to the Acquisition and will terminate immediately prior to the consummation of such Acquisition, except to the extent exercised by the Participants between the Acceleration Time and the consummation of such Acquisition; (c) in the event of an Acquisition under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition (the “Acquisition Price”), provide that all outstanding Options shall terminate upon consummation of such Acquisition and each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (y) the aggregate exercise price of such Options; (d) provide that all or any portion of the Restricted Stock Awards then outstanding shall become free of all or certain restrictions prior to the consummation of the Acquisition; and (e) provide that any other stock-based Awards outstanding (x) shall become exercisable, realizable or vested in full or in part, or shall be free of all or certain conditions or restrictions, as applicable to each such Award, prior to the consummation of the Acquisition, or (y), if applicable, shall be assumed, or equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof).

Avici proposes to restate Section 7(g) of the 2000 Plan as follows:

g. Amendment of Awards. The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that, except as otherwise provided in Section 7(e)(iii), the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant, provided further that, no Award may be repriced by cancellation or amendment of such Award without approval of the shareholders of the Company (except pursuant to Section 3(c) or 7(e)) if the effect would be to reduce the exercise price for the shares underlying such Award.

The principal provisions of the 2000 Plan, as amended and restated, are summarized below. The summary is qualified in its entirety by reference to the actual plan, which is attached to this Proxy Statement as Appendix A.

Description of the Amended and Restated 2000 Stock Option and Incentive Plan, Subject to Shareholder Approval

General. The purpose of the 2000 Plan is to provide stock options and other equity interests to our employees, officers, directors, consultants and advisors. Stock options, restricted stock, and other stock based awards may be granted under the 2000 Plan. Options granted under the 2000 Plan may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code (“Code”), or nonstatutory stock options.

Administration. The 2000 Plan is administered by our Board of Directors (the “Board”), which may delegate its authority to the Compensation Committee of the Board (hereafter, the “Committee”) and, in certain cases, to our executive officers.

Plan Benefits. Because benefits under the 2000 Plan depend on the Committee’s actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by officers and other employees under the 2000 Plan.

Eligibility. Incentive stock options may be granted only to employees. Nonstatutory stock options, restricted stock, and other stock based awards may be granted under the 2000 Plan to employees, officers, directors, consultants and advisors. The Committee, in its discretion, will select the individuals to whom stock options, restricted stock, and other stock based awards will be granted, the time or times when such awards are granted, and the number of shares subject to each grant.

Limitations. The 2000 Plan provides that the maximum aggregate number of shares of common stock underlying all awards to be granted to any person in any single fiscal year of the Company is 500,000 shares of common stock. These limits are increased proportionately in the event of any stock split, stock dividend, extraordinary cash dividend or similar event.

Adjustments to Shares Subject to the 2000 Plan. In the event of a stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the 2000 Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based award shall be adjusted by the Board (or substituted awards may be made), in order in the case of each outstanding Award to preserve the economic value of the Award. If Section 7(e)(i) applies for any event, this Section 3(c) shall not be applicable. Adjustments under this Section 3(c) shall be mandatory and shall be final, binding and conclusive.

Stock Options. The Board may grant options to purchase Common Stock to employees, officers, directors, consultants and advisors. The Board shall determine the number of shares of Common Stock to be covered by each option, the exercise price of each option, the duration of each option, and the conditions and limitations applicable to the exercise of each option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable, provided that the limit on the term of options granted under the 2000 Plan after April 18, 2007 is ten years. The Board may grant incentive stock options to employees subject to Section 422 of the Code; all other options shall be nonstatutory stock options. Options may be exercised by delivery of an exercise notice and payment in full of the exercise price.

Restricted Stock Awards. Restricted Stock Awards entitle the participant to purchase restricted shares of Common Stock at a price set by the Board, subject to the right of the Company to repurchase all or part of such shares in the event that the terms and conditions specified by the Board in the award agreement are not met. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company.

Terms and Conditions of Awards. Each award is to be evidenced by a written award agreement and is subject to the following additional terms and conditions:

Nontransferability of Awards. Unless otherwise determined by the Committee, awards granted under the 2000 Plan are not transferable other than by will or the laws of descent and distribution and may be exercised during the participant’s lifetime only by the participant.

Termination of Status. The effect of the termination of participant’s relationship with the Company on awards granted under the 2000 Plan shall be determined by the Board.

Acquisition of the Company. Upon an acquisition of the Company, the Board will either (i) provide that the outstanding options will be assumed or substituted by the acquirer; (ii) provide that all or a portion of the unvested awards will vest prior to the acquisition and terminate unless exercised prior to the acquisition; (iii) provide that in certain situations, the options shall terminate and the holders thereof shall receive a cash payment.

Amendment of Awards. The Board may amend, modify or terminate any outstanding Award, provided that the plan participant’s consent to such action is required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the participant, provided further that, no Award may be repriced by cancellation or amendment of such Award without approval of the shareholders of the Company if the effect would be to reduce the exercise price for the shares underlying such Award.

Acceleration. The Board may accelerate the vesting of any award granted under the 2000 Plan in full or in part.

Other Provisions. An award agreement may contain other terms and provisions consistent with the 2000 Plan, as may be determined by the Committee.

Amendment and Termination of the 2000 Plan. The 2000 Plan shall expire on May 3, 2010, but awards previously granted may extend beyond that date. The Board may amend, suspend or terminate the 2000 Plan or any portion thereof at any time.

Federal Income Tax Consequences Relating to the Amended and Restated 2000 Stock Option and Incentive Plan

The U.S. federal income tax consequences to the Company and its employees of awards under the 2000 Plan are complex and subject to change. The following discussion is only a summary of the general U.S. federal rules applicable to the 2000 Plan.

Recipients of awards under the 2000 Plan should consult their own tax advisors since a taxpayer’s particular situation may be such that some variation of the rules described below will apply. Recipients should also consult with their own tax advisors since state tax laws and foreign tax laws applicable to them may be different than the discussion below.

As discussed above, several different types of instruments may be issued under the 2000 Plan. The tax consequences related to the issuance of each is discussed separately below.

Options. As noted above, options granted under the 2000 Plan may be either incentive stock options or nonstatutory stock options. Incentive stock options are options which are designated as such by the Company and which meet certain requirements under Section 422 of the Code and the regulations thereunder. Any option that does not satisfy these requirements will be treated as a nonstatutory stock option.

Incentive Stock Options. If an option granted under the 2000 Plan is treated as an incentive stock option, the participant will not recognize any income upon either the grant or the exercise of the option, and the Company will not be allowed a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the participant and the Company will depend primarily upon whether the participant has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an incentive stock option may subject the participant to alternative minimum tax liability.

If a participant exercises an incentive stock option and does not dispose of the shares received within two years after the date such option was granted or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as long-term capital gain and, in such case, the Company will not be entitled to a federal tax deduction.

If the participant disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the shares to him or her, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the exercise price, or (2) the amount realized on the disposition minus the exercise price, will be taxed as ordinary income to the participant in the taxable year in which the disposition occurs. (However, in the case of gifts, sales to related parties, and certain other transactions, the full difference between the fair market value of the stock and the purchase price will be treated as compensation income.) The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option.

The exercise of an incentive stock option may subject a participant to alternative minimum tax liability. The excess of the fair market value of the shares at the time an incentive stock option is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax even though it is not included in taxable income for purposes of determining the regular tax liability of an employee. Consequently, a participant may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option.

In general, there will be no federal income tax deductions allowed to the Company upon the grant, exercise, or termination of an incentive stock option. However, if a participant sells or otherwise disposes of stock received on the exercise of an incentive stock option in a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the participant upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Code.

Nonstatutory Stock Options. Nonstatutory stock options granted under the 2000 Plan do not qualify as “incentive stock options” and will not qualify for any special tax benefits to the participant. A participant generally will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the participant will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the participant will be subject to U.S. income and other employee withholding taxes.

The participant’s basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonstatutory stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonstatutory stock option, the difference between the sale price and the participant’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a nonstatutory stock option or a sale or disposition of the shares acquired upon the exercise of a nonstatutory stock option. However, upon the exercise of a nonstatutory stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that a participant is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Stock Awards. Generally, the recipient of a stock award will recognize ordinary compensation income at the time the Company’s common stock associated with the stock award is received in an amount equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested (i.e., if the employee is required to work for a period of time in order to have the right to sell the stock) when it is received under the 2000 Plan and the recipient had not elected otherwise, the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. The income realized by the recipient will generally be subject to U.S. income and employment taxes.

The recipient’s basis for determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested, as applicable. Upon the disposition of any stock received as a stock award under the 2000 Plan, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if, at the time of disposition, the shares have been held for more than one year.

Awards Under the 2000 Plan

Set forth below is a summary of outstanding restricted stock and option awards under the 2000 Plan as of April 16, 2007.

2000 Stock Option and Incentive Plan

Name and Position	Restricted Stock Awards	Option Awards
William J. Leighton President and Chief Executive Officer	—	301,250

William J. Stuart Chief Financial Officer, Senior Vice President of Finance, Secretary and Treasurer	35,000	65,000

Paul F. Brauneis Former Chief Financial Officer	—	—

T.S. Ramesh Principal Accounting Officer and Vice President of Finance	15,000	47,000

Christopher Gunner	—	—

Jo-Ann Mendles	—	—

Executive Group	50,000	413,250

Non-Executive Director Group	—	15,000

Non-Executive Officer Employee Group	79,500	1,040,598

The affirmative vote of the majority of shares present, in person or represented by proxy, and voting on Proposal 2 is required for approval of Proposal 2, provided a quorum is represented.

For the reasons set forth above, the Board of Directors recommends a vote “FOR” the approval of amending and restating the Amended 2000 Stock Option and Incentive Plan.

APPROVAL OF THE AMENDED AND RESTATED 1997 STOCK INCENTIVE PLAN

Proposal No. 3

Proposed Amendments to the 1997 Plan

The amendment and restatement of the 1997 Plan:

•

Clarifies the equitable adjustments required in connection with certain extraordinary events applicable to, among other things, outstanding awards, numeric grant limitations and the number of shares available for grant under the 1997 Plan and, accordingly, upon payment of the special cash dividend on June 22, 2007, the exercise price of each outstanding stock option under the 1999 Plan will be adjusted downward and the number of shares of Common Stock that may be purchased upon the exercise of each outstanding option shall each be adjusted upward;

•

Provides the Board with greater flexibility to determine the degree, if any, of the acceleration of vesting of options and other outstanding awards under the 1997 Plan at the time of and upon consummation of any specific acquisition of the Company; and

•

Requires shareholder approval to reprice awards under the 1997 Plan by cancellation or amendment of such awards, other than in connection with an equitable adjustment or substitution or conversion upon an acquisition of the Company, if the effect would be to reduce the exercise price for the shares underlying the award.

The 1997 Plan shall expire on June 17, 2007; however, no grants were made under the 1997 Plan after August 2, 2000. Awards previously granted may extend beyond June 17, 2007.

Avici proposes to restate Section 4(c) of the 1997 Plan as follows:

(c) Adjustment to Common Stock. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Board (or substituted Awards may be made), in order in the case of each outstanding Award to preserve the economic value of the Award. If Section 8(e)(1) applies for any event, this Section 4(c) shall not be applicable. Adjustments under this Section 4(c) shall be mandatory and shall be final, binding and conclusive.

Avici proposes to restate Section 8(e)(1) of the 1997 Plan as follows:

(e) Acquisition Events

(1) Consequences of Acquisition Events. Upon the occurrence of an Acquisition Event (as defined below), or the execution by the Company of any agreement with respect to an Acquisition Event, the Board shall take any one or more of the following actions with respect to then outstanding Awards: (i) provide that outstanding Options shall be assumed, or equivalent Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such Options substituted for Incentive Stock Options shall satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code; (ii) upon written notice to the Participants, provide that all or a portion of then unexercised Options will become exercisable in full or in part as of a specified time (the “Acceleration Time”) prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants between the Acceleration Time and the consummation of such Acquisition Event; (iii) in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the “Acquisition Price”), provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options; (iv) provide that all or any portion of the Restricted Stock Awards then outstanding shall become free of all or certain restrictions prior to the consummation of the Acquisition Event; and (v) provide that any other stock-based Awards outstanding (A) shall become exercisable, realizable or vested in full or in part, or shall be free of all or certain conditions or restrictions, as applicable to each such Award, prior to the consummation of the Acquisition Event, or (B), if applicable, shall be assumed, or equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof).

An “Acquisition Event” shall mean: (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 51% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of the assets of the Company; or (c) the complete liquidation of the Company.

Avici proposes to restate Section 8(g) of the 1997 Plan as follows:

(g) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant, provided further that no Award may be repriced by cancellation or amendment of such Award without approval of the shareholders of the Company (except pursuant to Section 4(c) or Section 8(e)) if the effect would be to reduce the exercise price for the shares underlying such Award.

The principal provisions of the 1997 Plan, as amended and restated, are summarized below. The summary is qualified in its entirety by reference to the actual plan, which is attached to this Proxy Statement as Appendix B.

Description of the Amended and Restated 1997 Stock Incentive Plan, Subject to Shareholder Approval

General. The purpose of the 1997 Plan is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company’s stockholders.

Administration. The 1997 Plan is administered by our Board, which may delegate its authority to the Committee and, in certain cases, to our executive officers.

Plan Benefits. Because benefits under the 1997 Plan depend on the Committee’s actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by officers and other employees under the 1997 Plan.

Eligibility. Incentive stock options may be granted only to employees. Nonstatutory stock options, restricted stock, and other stock based awards may be granted under the 1997 Plan to employees, officers, directors, consultants and advisors. The Committee, in its discretion, will select the individuals to whom stock options, restricted stock, and other stock based awards will be granted, the time or times when such awards are granted, and the number of shares subject to each grant.

Limitations. The 1997 Plan provides that the maximum aggregate number of shares of common stock underlying all awards to be granted to any person in any single fiscal year of the Company is 250,000 shares of common stock. These limits are increased proportionately in the event of any stock split, stock dividend, extraordinary cash dividend or similar event.

Adjustments to Shares Subject to the 1997 Plan. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend (i) the number and class of securities available under the 1997 Plan, (ii) the number and class of security, vesting schedule and exercise price per share subject to each outstanding option, (iii) the repurchase price per security subject to each outstanding restricted stock award, and (iv) the terms of each other outstanding stock-based award shall be adjusted by the Board (or substituted awards may be made), in order, in the case of each outstanding award to preserve the economic value of the Award. If Section 8(e)(1) applies for any event, this Section 4(c) shall not be applicable. Adjustments under this Section 4(c) shall be mandatory and shall be final, binding and conclusive.

Stock Options. The Board may grant options to purchase Common Stock to employees, officers, directors, consultants and advisors. The Board shall determine the number of shares of Common Stock to be covered by each option, the exercise price of each option, the duration of each option, and the conditions and limitations applicable to the exercise of each option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable, provided that the limit on the term of options granted under the 1997 Plan is ten years. The Board may grant incentive stock options to employees subject to Section 422 of the Code; all other options shall be nonstatutory stock options. Options may be exercised by delivery of an exercise notice and payment in full of the exercise price.

Restricted Stock Awards. Restricted Stock Awards entitle the participant to purchase restricted shares of Common Stock at a price set by the Board, subject to the right of the Company to repurchase all or part of such shares in the event that the terms and conditions specified by the Board in the award agreement are not met. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company.

Terms and Conditions of Awards. Each award is to be evidenced by a written award agreement and is subject to the following additional terms and conditions:

Nontransferability of Awards. Unless otherwise determined by the Committee, awards granted under the 1997 Plan are not transferable other than by will or the laws of descent and distribution and may be exercised during the participant’s lifetime only by the participant.

Termination of Status. The effect of the termination of participant’s relationship with the Company on awards granted under the 1997 Plan shall be determined by the Board.

Acquisition of the Company. Upon an acquisition of the Company, the Board will either (i) provide that the outstanding options will be assumed or substituted by the acquirer; (ii) provide that all or a portion of the unvested awards will vest prior to the acquisition and terminate unless exercised prior to the acquisition; (iii) provide that in certain situations, the options shall terminate and the holders thereof shall receive a cash payment.

Amendment of Awards. The Board may amend, modify or terminate any outstanding Award, provided that the plan participant’s consent to such action is required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the participant, provided further that, no Award may be repriced by cancellation or amendment of such Award without approval of the shareholders of the Company if the effect would be to reduce the exercise price for the shares underlying such Award.

Acceleration. The Board may accelerate the vesting of any award granted under the 1997 Plan in full or in part.

Other Provisions. An award agreement may contain other terms and provisions consistent with the 1997 Plan, as may be determined by the Committee.

Amendment and Termination of the 1997 Plan. The 1997 Plan shall expire on June 17, 2007; however, no grants were made under the 1997 Plan after August 2, 2000, but Awards previously granted may extend beyond that date. The Board may amend, suspend or terminate the 1997 Plan or any portion thereof in any respect at any time.

Federal Income Tax Consequences Relating to the Amended and Restated 1997 Stock Incentive Plan

A summary of the U.S. federal income tax consequences with respect to incentive stock options, nonqualified stock options and stock awards is set forth above under the description of the 2000 Plan.

Awards Under 1997 Plan

Set forth below is a summary of outstanding restricted stock and option awards under the 1997 Plan as of April 16, 2007.

1997 Stock Incentive Plan

Name	Restricted Stock Awards	Option Awards
Non-Executive Officer Employee Group	0	136,065

The affirmative vote of the majority of shares present, in person or represented by proxy, and voting on Proposal 3 is required for approval of Proposal 3, provided a quorum is represented.

For the reasons set forth above, the Board of Directors recommends a vote “FOR” the approval of amending and restating the 1997 Stock Incentive Plan.

APPROVAL OF THE AMENDED AND RESTATED 2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

Proposal No. 4

Proposed Amendments to the Director Plan

The amendment and restatement of the 2000 Director Plan:

•

Clarifies and broadens the equitable adjustments in connection with certain extraordinary events applicable to, among other things, outstanding awards, numeric grant limitations and the number of shares available for automatic grant under the 2000 Director Plan and, accordingly, upon payment of the special cash dividend on June 22, 2007, the exercise price of each outstanding stock option under the 2000 Director Plan will be adjusted downward and each of (i) the number of shares of Common Stock that may be purchased upon the exercise of each outstanding option, (ii) the total number of shares available for grant under the 2000 Director Plan, which annually increases by such number of shares necessary to cause the total number of shares then available to be 100,000 shares, (iii) the automatic grant of options to purchase 8,750 shares to non-employee directors upon election to the Board and (iv) the automatic annual grant of options to purchase 3,750 shares to non-employee directors shall adjust upward;

•	Broadens the events upon which equitable adjustments shall be made to include, among other things, an extraordinary cash dividend;

•	Updates the definition of “fair market value” at which future options are granted, in light of approval of the Nasdaq Global Market as a national securities exchange, among other things; and

•

Requires shareholder approval to reprice options under the 2000 Director Plan by cancellation or amendment of such option, other than in connection with an equitable adjustment or substitution or conversion upon an acquisition of the Company, if the effect would be to reduce the exercise price for the shares underlying the option.

Avici proposes to restate Section 2 of the 2000 Director Plan as follows:

Available Shares. The total number of shares of common stock, par value $.0001 per share, of the Company (the “Common Stock”) for which options may be granted under this Plan shall initially be 100,000 shares, subject to adjustment in accordance with paragraph 11 of this Plan, which number shall automatically increase on January 1 of each year, beginning with January 1, 2001, by such number of shares as is equal to the number of shares necessary to cause the total number of shares then available to be issued pursuant to the Plan (after deducting shares issued upon exercise of options under the Plan and shares issuable pursuant to outstanding options under the Plan) to be 100,000, subject to adjustment in accordance with paragraph 11 of this Plan. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under this Plan.

Avici proposes to restate Section 4 of the 2000 Director Plan as follows:

Automatic Grant of Options. Subject to the availability of shares under this Plan, each person who is a member of the Board and who is not an employee or officer of the Company or any subsidiary (a “Non-Employee Director”) on the date of each annual meeting of stockholders of the Company (each, an “Annual Meeting Date”) shall be automatically granted on such date, without further action by the Board, an option to purchase 3,750 shares of the Common Stock (the “Annual Grant”).

Subject to the availability of shares under this Plan, each Non-Employee Director on the Initial Public Offering Date shall be automatically granted on such date, without further action by the Board, an option to purchase 10,000 shares of Common Stock (the “Existing Director Grant”), unless such Non-Employee Director has been granted an option to purchase at least 10,000 shares of Common Stock in fiscal year 2000 pursuant to the Company’s 1997 Stock Incentive Plan.

Subject to the availability of shares under this Plan, each Non-Employee Director first elected to the Board following the Initial Public Offering Date shall be automatically granted on the date such person is first elected to the Board, without further action by the Board, an option to purchase 8,750 shares of the Common Stock (the “Election Grant”).

The options to be granted under this paragraph 4 shall be the only options ever to be granted at any time to such member under this Plan. The number of shares covered by outstanding options granted under this paragraph 4 or for which options may subsequently be granted under this paragraph 4 shall be subject to adjustment in accordance with the provisions of paragraph 11 of this Plan.

Avici proposes to restate Section 5 of the 2000 Director Plan as follows:

Option Price. The purchase price of the stock covered by an option granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted; provided, however, that the purchase price of the stock covered by an Existing Director Grant shall be equal to 100% of the price per share at which the Common Stock is initially sold to the public in the initial public offering of the Common Stock without regard to any applicable underwriting discounts or commissions. The option price will be subject to adjustment in accordance with the provisions of paragraph 11 of this Plan. For purposes of this Plan, if, at the time an option is granted under the Plan, the Company’s Common Stock is publicly traded, “fair market value” shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the closing price (on that date) of the Common Stock on the Nasdaq Global Market or other principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on a principal national securities exchange.

Avici proposes to restate Section 11 of the 2000 Director Plan as follows:

11. Adjustments Upon Changes in Capitalization and Other Events. Upon the occurrence of any of the following events, an optionee’s rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

(a) Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of previously outstanding options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

(b) Recapitalization and Distribution Adjustments. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets or otherwise, each option granted under this plan which is outstanding but unvested as of the effective date of such event shall become exercisable in full thirty (30) days prior to the effective date of such event. In the event of an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, adjustments in the number and kind of shares authorized by this Plan and in the number and kind of shares covered by, and in the option price of outstanding options under this Plan shall be adjusted by the Board (or substituted Options may be made) in the case of each outstanding Option in order to preserve the economic value of the Option. Notwithstanding the foregoing, no such adjustment shall be made which would, within the meaning of any applicable provisions of the Internal Revenue Code of 1986, as amended, constitute a modification, extension or renewal of any Option or a grant of additional benefits to the holder of an Option.

(c) Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options.

(d) Adjustments. Upon the happening of any of the foregoing events described in subparagraphs 11(a) and (b), the class and aggregate number of shares set forth in paragraph 2 available under this Plan, the number of shares that are subject to, and the exercise price of, outstanding options which previously have been granted under this Plan, and the number of shares for which options may subsequently be granted under the Plan shall be adjusted by the Board (or substituted Awards may be made), in order in the case of each outstanding Option to preserve the economic value of the Option. Adjustments under this paragraph 11 shall be mandatory and shall be final, binding and conclusive.

(d) Repricing. No option granted under this plan may be repriced by cancellation or amendment of such Award without approval of the shareholders of the Company (except pursuant to this paragraph 11) if the effect would be to reduce the exercise price for the shares underlying such option.

The principal provisions of the 2000 Director Plan, as amended and restated, is summarized below. The summary is qualified in its entirety by reference to the actual plan, which is attached to this Proxy Statement as Appendix C.

Description of the Amended and Restated 2000 Director Plan, Subject to Shareholder Approval

General. The 2000 Director Plan is intended to promote the interests of the Company by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board.

Administration. The Director Plan shall be administered by the Board or the Committee. In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer the 2000 Director Plan. In such event, the word “Committee” wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the 2000 Director Plan, have the power to construe the 2000 Director Plan, to determine all questions under the 2000 Director Plan, and to adopt and amend such rules and regulations for the administration of the 2000 Director Plan as it may deem desirable.

Option Grants. Subject to the availability of shares under the 2000 Director Plan, (i) each person who is a member of the Board and who is not an employee or officer of the Company or any subsidiary (a “Non-Employee Director”) shall be automatically granted on the date of each annual meeting of stockholders of the Company (each, an “Annual Meeting Date”) an option to purchase 3,750 shares of Common Stock (the “Annual Grant”); and (ii) each Non-Employee Director first elected to the Board following the date of the Company’s initial public offering shall be automatically granted on the date such person is first elected to the Board an option to purchase 8,750 shares of Common Stock (the “Election Grant”). Election Grant options shall vest in the participant and become exercisable in four equal installments over four years. Annual Grant options shall vest in the participant and become exercisable with respect to 1,250 shares immediately upon the date of grant and with the balance vesting in four equal annual installments following the date of grant.

Option Pricing. The purchase price of the stock covered by an option granted pursuant to the 2000 Director Plan generally shall be 100% of the fair market value of such shares on the day the option is granted.

Option Expiration. Unless sooner terminated in the event a participant ceases to be a member of the Board for any reason other than death or permanent disability, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

Option Exercise. Subject to the terms and conditions of the 2000 Director Plan and the option agreements, an option granted under the 2000 Director Plan shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to the Company at its principal executive offices, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares.

Non-transferability of Options. Any Option granted pursuant to the 2000 Director Plan shall not be assignable or transferable other than by will or the laws of descent and distribution, or pursuant to a domestic relations order.

Effect of Acquisition of the Company. Generally, upon the consummation of an acquisition, all outstanding but unvested options under the 2000 Director Plan shall vest and become fully exercisable thirty (30) days prior to the effective date of such event.

Termination of Status. Except as otherwise specified in the agreement relating to an option, in the event a participant ceases to be a member of the Board for any reason other than death or permanent disability, any then unexercised portion of options granted to such participant shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the participant so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the participant at any time prior to the earlier of the scheduled expiration date of the option or 180 days from the date the participant ceases to be a member of the Board.

In the event that a participant ceases to be a member of the Board by reason of his or her death or permanent disability, any Option granted to such participant shall be immediately and automatically accelerated and become fully vested. All unexercised options which are then exercisable (including those options which become exercisable pursuant to the acceleration provision of the first sentence of this paragraph) shall be exercisable by the participant (or by the participant’s personal representative, heir or legatee, in the event of death) until the scheduled expiration of the option.

Adjustments to Shares Subject to the 2000 Director Plan. In the event of a stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization, or event, or any distribution to holders of Common Stock other than a normal cash dividend, the class and aggregate number of shares available under the 2000 Director Plan, the number of shares that are subject to, and the exercise price of, outstanding options which previously have been granted under the 2000 Director Plan, and the number of shares for which options may subsequently be granted under the Plan shall be adjusted by the Board (or substituted options may be made), in order in the case of each outstanding option to preserve the economic value of the Option. Adjustments under this paragraph 11 shall be mandatory and shall be final, binding and conclusive.

Repricing. No option granted under this plan may be repriced by cancellation or amendment of such option without approval of the shareholders of the Company (except pursuant to this Paragraph 11) if the effect would be to reduce the exercise price for the shares underlying such option.

Amendment and Termination of the 2000 Director Plan. The Board may at any time terminate the 2000 Director Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval of the stockholders, (a) increase the maximum number of shares for which options may be granted under the 2000 Director Plan (except in connection with an equitable adjustment), (b) materially modify the requirements as to eligibility to participate in the 2000 Director Plan or (c) materially increase benefits accruing to option holders under the 2000 Director Plan. Termination or any modification or amendment of the 2000 Director Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

Federal Income Tax Consequences Relating to the Amended and Restated 2000 Non-Employee Director Plan

The U.S. federal income tax consequences to the Company and its Directors of awards under the 2000 Director Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the 2000 Director Plan.

Options granted under the 2000 Director Plan do not qualify as incentive stock options under Section 422 of the Code.

A Director generally will not recognize any taxable income upon the grant of an option under the 2000 Director Plan, but will generally recognize ordinary income at the time of exercise of the option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. In some circumstances, however, a Director may acquire Common Stock subject to special rules under Section 83 of the Code because of certain securities laws restrictions on resale.

If a Director exercises an option by making payment to the Company by other than cash or check, special rules apply. Directors should consult their tax advisors when contemplating such an exercise

When a Director sells the Common Stock acquired upon exercise of an option, he or she generally will recognize a capital gain or loss equal to the difference between the amount realized upon sale of the stock and his or her tax basis in the stock (in the case of a cash exercise, the exercise price plus the amount, if any, taxed to the Director as ordinary income as a result of his or her exercise of the option). If the Director’s holding period for the stock exceeds one year, the gain or loss generally will be a long-term capital gain or loss.

Awards Under the 2000 Director Plan

Set forth below is a summary of outstanding restricted stock and option awards under the 2000 Director Plan as of April 16, 2007. No restricted stock awards have been made under the 2000 Director Plan.

2000 Non-Employee Director Stock Option Plan

Name	Option Awards
William J. Leighton	8,750
Richard T. Liebhaber	32,500
Robert P. Schechter	20,000
William Ingram	20,000
Non-Executive Director Group	72,500

The affirmative vote of the majority of shares present, in person or represented by proxy, and voting on Proposal 4 is required for approval of Proposal 4, provided a quorum is represented.

For the reasons set forth above, the Board of Directors recommends a vote “FOR” the approval of amending and restating the 2000 Non-Employee Director Stock Option Plan.

RATIFICATION OF SELECTION OF AUDITORS

Proposal No. 5

The Audit Committee of the Board of Directors has selected the firm of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007. Ernst & Young LLP has served as the Company’s registered public accounting firm since 2002. A member of the firm will be present at the Annual Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions. Stockholder ratification of the Company’s independent auditors is not required under Delaware law or under the Company’s Fourth Restated Certificate of Incorporation or its Amended and Restated By-Laws. If our stockholders do not ratify the selection of Ernst & Young LLP as the Company’s registered public accounting firm for the current fiscal year ending December 31, 2007, the Audit Committee will evaluate what would be in the best interests of the Company and its stockholders and consider whether to select a new registered public accounting firm for the current fiscal year or for future fiscal years. The section Report of the Audit Committee on page 20 of this Proxy Statement sets forth information regarding services performed by, and fees paid to, Ernst & Young LLP during the fiscal year ended December 31, 2006.

The affirmative vote of the majority of shares present, in person or represented by proxy, and voting on Proposal 5 is required for approval of Proposal 5, provided a quorum is represented.

The Board of Directors recommends a vote “FOR” ratification of this selection.

VOTING PROCEDURES

The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. An automated system administered by the Company’s transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. If a stockholder does not return a signed proxy card or submit a proxy over the internet or by telephone, and does not attend the meeting and vote in person, his or her shares will not be voted. Shares represented by proxies pursuant to which votes have been withheld from any nominee for director, or which contain one or more abstentions or broker “non-votes,” are counted as present for purposes of determining the presence or absence of a quorum for the Annual Meeting. A “non-vote” occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

Election of Directors. Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting. The two nominees receiving the highest number of affirmative votes of the shares present or represented and voting on the election of the directors at the Annual Meeting will be elected as the Class I Directors, each for a three-year term. Shares represented by proxies received by the Board of Directors and not so marked as to withhold authority to vote for the nominee will be voted for the election of the nominee. If a stockholder properly withholds authority to vote for the nominee, such stockholder’s shares will not be counted toward such nominee’s achievement of a plurality.

Other Matters. For all other matters being submitted to the stockholders at the Annual Meeting, the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on that matter is required for approval provided a quorum is represented. Abstentions are included in the number of shares present or represented and voting on each matter, but are not considered voted for or against such matter. Accordingly, neither abstentions nor broker “non-votes” are considered voted for or against the particular matter and have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated. If any other matter not discussed in this Proxy Statement should be presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for inclusion in the Proxy Statement to be furnished to all stockholders entitled to vote at the 2008 Annual Meeting of Stockholders pursuant to SEC Rule 14a–8 must be received at the Company’s principal executive offices not later than December 29, 2007. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals and must satisfy the notice procedures for stockholder proposals set forth in the Company’s Amended and Restated By-Laws.

The Company’s Amended and Restated By-Laws require that for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely written notice thereof, containing the information required by the Company’s Amended and Restated By-Laws, to the Secretary of the Company. To be timely, a stockholder’s notice containing the information required by the Company’s Amended and Restated By-Laws must be delivered to the Secretary at the principal executive offices of the Company at least 120 days, but not more than 150 days, prior to the first anniversary of the date of the proxy statement delivered to stockholders in connection with the preceding year’s annual meeting. However, if the annual meeting is more than 30 days before or 60 days after such anniversary date or if no proxy statement was delivered to stockholders in connection with the preceding year’s annual meeting, stockholders must give written notice not more than 90 days prior to such annual meeting and not less than the later of 60 days prior to such annual meeting and 10 days after the Company makes the first public announcement of the date of such meeting. In order to curtail controversy as to the date upon which such written notice is received by the Company, it is suggested that such notice be submitted by Certified Mail, Return Receipt Requested.

INCORPORATION BY REFERENCE

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, the sections of the Proxy Statement entitled “Compensation Committee Report” and “Audit Committee Report” shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

EXPENSES AND SOLICITATION

All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, certain of the Company’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, facsimile and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company or by certain outside proxy solicitation services may also be made of some stockholders in person or by mail, telephone or facsimile following the original solicitation. The estimated cost of soliciting proxies is not expected to exceed $5,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and holders of more than 10% of the Company’s Common Stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such persons are required by regulations of the SEC to furnish the Company with copies of all such filings. Based solely on its review of the copies of such filings received by it with respect to the fiscal year ended December 31, 2006 and written representations from certain Reporting Persons, the Company believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended December 31, 2006.

HOUSEHOLDING

Our Annual Report, including audited financial statements for the fiscal year ended December 31, 2006, is being mailed to you along with this Proxy Statement. In order to reduce printing and postage costs, ADP Investor Communication Services has undertaken an effort to deliver only one Annual Report and one Proxy Statement to multiple shareholders sharing an address. This delivery method, called “householding,” is not being used, however, if ADP has received contrary instructions from one or more of the shareholders sharing an address. If your household has received only one Annual Report and one Proxy Statement, Avici Systems Inc. will deliver promptly a separate copy of the Annual Report and the Proxy Statement to any shareholder who sends a written request to Avici Systems Inc., 101 Billerica Avenue, North Billerica, MA 01862, Attention: Investor Relations, or calls Investor Relations, at 978-964-2000, with such a request.

You can also notify ADP that you would like to receive separate copies of Avici System Inc.’s Annual Report and Proxy Statement in the future by writing or calling your bank or broker. Even if your household has received only one Annual Report and one Proxy Statement, a separate proxy card should have been provided for each shareholder account. Each proxy card should be signed, dated, and returned in the enclosed self-addressed postage-prepaid envelope. If your household has received multiple copies of Avici System Inc.’s Annual Report and Proxy Statement, you can request the delivery of single copies in the future by completing the enclosed consent, if applicable, or writing or calling ADP directly.

ADDITIONAL INFORMATION

The Company’s Annual Report does not include all Exhibits to the Form 10-K filed with the SEC. These Exhibits, along with additional copies of our Form 10-K, are available from us without charge upon request. Please contact: Inna Vyadro, Director of Investor Relations, at Avici Systems Inc., 101 Billerica Avenue, North Billerica, MA 01862 or ivyadro@avici.com.

Appendix A

AVICI SYSTEMS INC.

Amended and Restated 2000 Stock Option and Incentive Plan

1.	PURPOSE AND ELIGIBILITY

The purpose of this Amended and Restated 2000 Stock Option and Incentive Plan (the “Plan”) of Avici Systems Inc. (the “Company”) is to provide stock options and other equity interests in the Company (each an “Award”) to employees, officers, directors, consultants and advisors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award has been granted under the Plan is called a “Participant”. Additional definitions are contained in Section 8.

2.	ADMINISTRATION

a. Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the “Board”). The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

b. Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean such Committee or the Board.

c. Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

3.	STOCK AVAILABLE FOR AWARDS

a. Number of Shares. Subject to adjustment under Section 3(c), the aggregate number of shares of Common Stock of the Company (the “Common Stock”) that may be issued pursuant to the Plan is equal to the number of shares of Common Stock authorized but not issued under the 1997 Stock Incentive Plan of the Company, as amended, on or before the date of the initial public offering of the Company’s Common Stock plus (i) the 1,250,000 additional shares authorized for issuance under the Plan pursuant to the amendment of the Plan in 2001 and (ii) the 1,250,000 additional shares authorized for issuance under the Plan pursuant to the amendment of the Plan in 2004 (collectively the “Available Shares”). If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan; provided, however, that the cumulative number of such shares that may be so reissued under the Plan will not exceed the Available Shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

b. Per-Participant Limit. Subject to adjustment under Section 3(c), no Participant may be granted Awards during any one fiscal year to purchase more than 500,000 shares of Common Stock.

c. Adjustment to Common Stock. In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Board (or substituted Awards may be made), in order in the case of each outstanding Award to preserve the economic value of the Award. If Section 7(e)(i) applies for any event, this Section 3(c) shall not be applicable. Adjustments under this Section 3(c) shall be mandatory and shall be final, binding and conclusive.

4.	STOCK OPTIONS

a. General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable.

b. Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall be granted only to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a “Nonstatutory Stock Option.”

c. Exercise Price. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify it in the applicable option agreement.

d. Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement. Following April 18, 2007, no Option will be granted for a term in excess of ten (10) years from the date of grant of the Option.

e. Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(f) for the number of shares for which the Option is exercised.

f. Payment Upon Exercise. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:

(i) by check payable to the order of the Company;

(ii) except as otherwise explicitly provided in the applicable option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

(iii) to the extent explicitly provided in the applicable option agreement, by (x) delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable option agreement), (y) delivery of a promissory note of the Participant to the Company (and delivery to the Company by the Participant of a check in an amount equal to the par value of the shares purchased), or (z) payment of such other lawful consideration as the Board may determine.

5.	RESTRICTED STOCK

a. Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check or payment of such other lawful consideration as the Board may determine in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

b. Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate. Each Restricted Stock Award granted pursuant to the Plan shall be subject to forfeiture if, in the discretion of the Board, the recipient of such award has not, within a reasonable period of time following the grant of such award, executed any instrument required by the Board to be executed in connection with such award.

6.	OTHER STOCK-BASED AWARDS

The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

7.	GENERAL PROVISIONS APPLICABLE TO AWARDS

a. Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

b. Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan provided that such terms and conditions do not contravene the provisions of the Plan.

c. Board Discretion. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

d. Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

e. Acquisition of the Company

(i) Consequences of an Acquisition.

(A) Upon the consummation of an Acquisition, the Board shall take any one or more of the following actions with respect to then outstanding Awards: (a) provide that outstanding Options shall be assumed, or equivalent Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such Options substituted for Incentive Stock Options shall satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code; (b) upon written notice to the Participants, provide that all or a portion of then unexercised Options will become exercisable in full or in part as of a specified time (the “Acceleration Time”) prior to the Acquisition and will terminate immediately prior to the consummation of such Acquisition, except to the extent exercised by the Participants between the Acceleration Time and the consummation of such Acquisition; (c) in the event of an Acquisition under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition (the “Acquisition Price”), provide that all outstanding Options shall terminate upon consummation of such Acquisition and each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (y) the aggregate exercise price of such Options; (d) provide that all or any portion of the Restricted Stock Awards then outstanding shall become free of all or certain restrictions prior to the consummation of the Acquisition; and (e) provide that any other stock-based Awards outstanding (x) shall become exercisable, realizable or vested in full or in part, or shall be free of all or certain conditions or restrictions, as applicable to each such Award, prior to the consummation of the Acquisition, or (y), if applicable, shall be assumed, or equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof).

(B) Acquisition Defined. An “Acquisition” shall mean: (x) the sale of the Company by merger in which the shareholders of the Company in their capacity as such no longer own a majority of the outstanding equity securities of the Company (or its successor); or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (z) any other acquisition of the business of the Company, as determined by the Board.

(ii) Assumption of Options Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

(iii) Pooling-of Interests-Accounting. If the Company proposes to engage in an Acquisition intended to be accounted for as a pooling-of-interests, and in the event that the provisions of this Plan or of any Award hereunder, or any actions of the Board taken in connection with such Acquisition, are determined by the Company’s or the acquiring company’s independent public accountants to cause such Acquisition to fail to be accounted for as a pooling-of-interests, then such provisions or actions shall be amended or rescinded by the Board, without the consent of any Participant, to be consistent with pooling-of-interests accounting treatment for such Acquisition.

(iv) Parachute Awards. Notwithstanding the provisions of Section 7(e)(i)(A), if, in connection with an Acquisition described therein, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the “Parachute Awards”); provided, however, that if the “aggregate present value” of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Acquisition, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the “aggregate present value” of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 7(e)(iv) shall be made by the Company.

f. Withholding. Each Participant shall pay to the Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (as determined by the Board or as determined pursuant to the applicable option agreement). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

g. Amendment of Awards. The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that, except as otherwise provided in Section 7(e)(iii), the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant, provided further that, no Award may be repriced by cancellation or amendment of such Award without approval of the shareholders of the Company (except pursuant to Section 3(c) or 7(e)) if the effect would be to reduce the exercise price for the shares underlying such Award.

h. Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

i. Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

8.	MISCELLANEOUS

a. Definitions.

(i) “Company,” for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of Avici Systems Inc., as defined in Section 424(f) of the Code (a “Subsidiary”), and any present or future parent corporation of Avici Systems Inc., as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term “Company” shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

(ii) “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(iii) “employee” for purposes of eligibility under the Plan (but not for purposes of Section 4(b)) shall include a person to whom an offer of employment has been extended by the Company.

b. No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

c. No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

d. Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

e. Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

f. Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of Delaware, without regard to any applicable conflicts of law.

Amendment and Restatement Adopted by Board of Directors
April 18, 2007

Amendment and Restatement Adopted by Stockholders
May , 2007

Appendix B

AVICI SYSTEMS INC.

Amended and Restated 1997 Stock Incentive Plan

1.	PURPOSE

The purpose of this Amended and Restated 1997 Stock Incentive Plan (the “Plan”) of Avici Systems Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any present or future subsidiary corporations of Avici Systems Inc. as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”).

2.	ELIGIBILITY

All of the Company’s employees, officers, directors, consultants and advisors are eligible to be granted options, restricted stock, or other stock-based awards (each, an “Award”) under the Plan. Any person who has been granted an Award under the Plan shall be deemed a “Participant”.

3.	ADMINISTRATION, DELEGATION

(a) Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the “‘Board”). The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b) Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

(c) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). If and when the common stock, $.0001 par value per share, of the Company (the “Common Stock”) is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), the Board shall appoint one such Committee of not less than two members, each member of which shall be an “outside director” within the meaning of Section 162(m) of the Code and a “Non-Employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.” All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the executive officer referred to in Section 3(b) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or executive officer.

4.	STOCK AVAILABLE FOR AWARDS

(a) Number of Shares. Subject to adjustment under Section 4(c), Awards may be made under the Plan for up to 1,381,562 shares of Common Stock. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b) Per-Participant Limit. Subject to adjustment under Section 4(c), for Awards granted after the Common Stock is registered under the Exchange Act, the maximum number of shares with respect to which any Award may be granted to any Participant under the Plan shall be 250,000 per calendar year. The per-participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code.

(c) Adjustment to Common Stock. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend (i) the number and class of securities available under this Plan, (ii) the number and class of security and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to each outstanding Restricted Stock Award, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Board (or substituted Awards may be made), in order in the case of each outstanding Award to preserve the economic value of the Award. If this Section 4(c) applies and Section 8(e)(1) also applies to any event, Section 8(e)(1) shall be applicable to such event, and this Section 4(c) shall not be applicable. Adjustments under this Section 4(c) shall be mandatory and shall be final, binding and conclusive.

5.	STOCK OPTIONS

(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option”.

(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other, party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

(c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement. No Option will be granted for a term in excess of 10 years.

(e) Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as the Board may otherwise provide in an Option Agreement, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

(3) to the extent permitted by the Board and explicitly provided in an Option Agreement (i) by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by the Board in good faith (“Fair Market Value”), which Common Stock was owned by the Participant at least six months prior to such delivery, (ii) by delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (iii) by payment of such other lawful consideration as the Board may determine; or

(4) any combination of the above permitted forms of payment.

6.	RESTRICTED STOCK

(a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, “Restricted Stock Award”).

(b) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

7.	OTHER STOCK-BASED AWARDS

The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

8.	GENERAL PROVISIONS APPLICABLE TO AWARDS

(a) Transferability of Awards. Except a the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b) Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Board Discretion. Except as otherwise provided by the Plan, each type of Award may be made alone or in addition or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

(d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

(e) Acquisition Events

(1) Consequences of Acquisition Events. Upon the occurrence of an Acquisition Event (as defined below), or the execution by the Company of any agreement with respect to an Acquisition Event, the Board shall take any one or more of the following actions with respect to then outstanding Awards: (i) provide that outstanding Options shall be assumed, or equivalent Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such Options substituted for Incentive Stock Options shall satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code; (ii) upon written notice to the Participants, provide that all or a portion of then unexercised Options will become exercisable in full or in part as of a specified time (the “Acceleration Time”) prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants between the Acceleration Time and the consummation of such Acquisition Event; (iii) in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the “Acquisition Price”), provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options; (iv) provide that all or any portion of the Restricted Stock Awards then outstanding shall become free of all or certain restrictions prior to the consummation of the Acquisition Event; and (v) provide that any other stock-based Awards outstanding (A) shall become exercisable, realizable or vested in full or in part, or shall be free of all or certain conditions or restrictions, as applicable to each such Award, prior to the consummation of the Acquisition Event, or (B), if applicable, shall be assumed, or equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof).

An “Acquisition Event” shall mean: (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 51% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of the assets of the Company; or (c) the complete liquidation of the Company.

(2) Assumption of Options Upon Certain Events. The Board may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

(f) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

(g) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant, provided further that no

Award may be repriced by cancellation or amendment of such Award without approval of the shareholders of the Company (except pursuant to Section 4(c) or Section 8(e)) if the effect would be to reduce the exercise price for the shares underlying such Award.

(h) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(i) Acceleration. The Board may at an time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of all restrictions or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

9.	MISCELLANEOUS

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

(c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date a Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

(e) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

Amendment and Restatement Adopted by Board of Directors
April 18, 2007

Amendment and Restatement Adopted by Stockholders
May , 2007

Appendix C

AVICI SYSTEMS INC.

Amended and Restated 2000 Non-Employee Director Stock Option Plan

1. Purpose. This Non-Qualified Stock Option Plan, to be known as the Amended and Restated 2000 Non-Employee Director Stock Option Plan (hereinafter, this “Plan”) is intended to promote the interests of Avici Systems Inc. (hereinafter, the “Company”) by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the “Board”).

2. Available Shares. The total number of shares of common stock, par value $.0001 per share, of the Company (the “Common Stock”) for which options may be granted under this Plan shall initially be 100,000 shares, subject to adjustment in accordance with paragraph 11 of this Plan, which number shall automatically increase on January 1 of each year, beginning with January 1, 2001, by such number of shares as is equal to the number of shares necessary to cause the total number of shares then available to be issued pursuant to the Plan (after deducting shares issued upon exercise of options under the Plan and shares issuable pursuant to outstanding options under the Plan) to be 100,000, subject to adjustment in accordance with paragraph 11 of this Plan. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under this Plan.

3. Administration. This Plan shall become effective on the date on which the Common Stock becomes registered under the Securities Exchange Act (the “Initial Public Offering Date”). This Plan shall be administered by the Board or by a committee appointed by the Board (the “Committee”). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan. In such event, the word “Committee” wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

4. Automatic Grant of Options. Subject to the availability of shares under this Plan, each person who is a member of the Board and who is not an employee or officer of the Company or any subsidiary (a “Non-Employee Director”) on the date of each annual meeting of stockholders of the Company (each, an “Annual Meeting Date”) shall be automatically granted on such date, without further action by the Board, an option to purchase 3,750 shares of the Common Stock (the “Annual Grant”).

Subject to the availability of shares under this Plan, each Non-Employee Director on the Initial Public Offering Date shall be automatically granted on such date, without further action by the Board, an option to purchase 10,000 shares of Common Stock (the “Existing Director Grant”), unless such Non-Employee Director has been granted an option to purchase at least 10,000 shares of Common Stock in fiscal year 2000 pursuant to the Company’s 1997 Stock Incentive Plan.

Subject to the availability of shares under this Plan, each Non-Employee Director first elected to the Board following the Initial Public Offering Date shall be automatically granted on the date such person is first elected to the Board, without further action by the Board, an option to purchase 8,750 shares of the Common Stock (the “Election Grant”).

The options to be granted under this paragraph 4 shall be the only options ever to be granted at any time to such member under this Plan. The number of shares covered by outstanding options granted under this paragraph 4 or for which options may subsequently be granted under this paragraph 4 shall be subject to adjustment in accordance with the provisions of paragraph 11 of this Plan.

5. Option Price. The purchase price of the stock covered by an option granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted; provided, however, that the purchase price of the stock covered by an Existing Director Grant shall be equal to 100% of the price per share at which the Common Stock is initially sold to the public in the initial public offering of the Common Stock without regard to any applicable underwriting discounts or commissions. The option price will be subject to adjustment in accordance with the provisions of paragraph 11 of this Plan. For purposes of this Plan, if, at the time an option is granted under the Plan, the Company’s Common Stock is publicly traded, “fair market value” shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the closing price (on that date) of the Common Stock on the Nasdaq Global Market or other principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on a principal national securities exchange.

6. Period of Option. Unless sooner terminated in accordance with the provisions of paragraph 9 of this Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

7. Vesting of Shares and Non-Transferability of Options. Options granted under this Plan shall not be exercisable until they become vested. Options granted under this Plan shall vest in the optionee and thus become exercisable in accordance with the following schedule, provided that the optionee has continuously served as a member of the Board through such vesting date:

Annual Grant:

Option Shares for which Option Will be Exercisable	Date of Vesting

1,250	Date of grant

an additional 625	One year from the date of grant or, if earlier, the day immediately prior to the first Annual Meeting Date following the grant date

an additional 625	Two years from the date of grant or, if earlier, the day immediately prior to the second Annual Meeting Date following the grant date

an additional 625	Three years from the date of grant or, if earlier, the day immediately prior to the third Annual Meeting Date following the grant date

an additional 625	Four years from the date of grant or, if earlier, the date immediately prior to the fourth Annual Meeting Date following the grant date

The foregoing number of shares for which such options will become exercisable shall be subject to adjustment in accordance with paragraph 11.

Existing Director Grant and Election Grant:

Percentage of Option Shares for which Option Will be Exercisable	Date of Vesting
25%	One year from the date of grant
50%	Two years from the date of grant
75%	Three years from the date of grant
100%	Four years from the date of grant

In the event any optionee’s service as a member of the Board terminates as of an Annual Meeting Date occurring within thirty (30) days prior to the date any option installment would otherwise have vested had such optionee continued to serve as a member of the Board, then notwithstanding the foregoing, such installment shall be vested and exercisable as of such Annual Meeting Date.

The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in this Plan.

8. Non-transferability. Any option granted pursuant to this Plan shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the optionee’s lifetime only by him or her.

9. Termination of Option Rights.

(a) In the event an optionee ceases to be a member of the Board for any reason other than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee within 180 days of the date the optionee ceased to be a member of the Board, but not later than the scheduled expiration of the date of the option; and all options shall terminate after such 180 days have expired.

(b) In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee’s personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.

10. Exercise of Option. Subject to the terms and conditions of this Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to Avici Systems Inc., at its principal executive offices, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of paragraph 5 or (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant’s direction at the time of exercise. There shall be no such exercise at any one time as to fewer than twenty-five (25) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than twenty-five (25) shares. The Company’s transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

11. Adjustments Upon Changes in Capitalization and Other Events. Upon the occurrence of any of the following events, an optionee’s rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

(a) Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of previously outstanding options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

(b) Recapitalization and Distribution Adjustments. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets or otherwise, each option granted under this plan which is outstanding but unvested as of the effective date of such event shall become exercisable in full thirty (30) days prior to the effective date of such event. In the event of an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, adjustments in the number and kind of shares authorized by this Plan and in the number and kind of shares covered by, and in the option price of outstanding options under this Plan shall be adjusted by the Board (or substituted Options may be made), in order in the case of each outstanding Option to preserve the economic value of the Option. Notwithstanding the foregoing, no such adjustment shall be made which would, within the meaning of any applicable provisions of the Internal Revenue Code of 1986, as amended, constitute a modification, extension or renewal of any Option or a grant of additional benefits to the holder of an Option.

(c) Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options.

(d) Adjustments. Upon the happening of any of the foregoing events described in subparagraphs 11(a) and (b), the class and aggregate number of shares set forth in paragraph 2 available under this Plan, the number of shares that are subject to, and the exercise price of, outstanding options which previously have been granted under this Plan, and the number of shares for which options may subsequently be granted under the Plan shall be adjusted by the Board (or substituted Options may be made), in order in the case of each outstanding Option to preserve the economic value of the Option. Adjustments under this paragraph 11 shall be mandatory and shall be final, binding and conclusive.

(e) Repricing. No option granted under this Plan may be repriced through by cancellation or amendment of such option without approval of the shareholders of the Company (except pursuant to this paragraph 11) if the effect would be to reduce the exercise price for the shares underlying such option.

12. Restrictions on Issuance of Shares. Notwithstanding the provisions of paragraphs 4 and 11 of this Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

(i) The issuance of shares with respect to which the option has been exercised is at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

(ii) Counsel for the Company shall have given an opinion that the issuance of such shares is exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company’s outstanding Common Stock is then listed.

13. Legend on Certificates. The certificates representing shares issued pursuant to the exercise of an option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company’s transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

14. Representation of Optionee. If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with

Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

15. Option Agreement. Each option granted under the provisions of this Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the officer executing it.

16. Termination and Amendment of Plan. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval of the stockholders, (a) increase the maximum number of shares for which options may be granted under this Plan (except by adjustment pursuant to paragraphs 2 and 11), (b) materially modify the requirements as to eligibility to participate in this Plan or (c) materially increase benefits accruing to option holders under this Plan. Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

17. Withholding of Income Taxes. Upon the exercise of an option, the Company, in accordance with Section 3402(a) of the Internal Revenue Code, may require the optionee to pay withholding taxes in respect of amounts considered to be compensation includible in the optionee’s gross income.

18. Compliance with Regulations. It is the Company’s intent that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor or amended provision thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of this Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

19. Governing Law. The validity and construction of this Plan and the instruments evidencing options shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.

Amendment and Restatement Adopted by Board of Directors
April 18, 2007

Amendment and Restatement Adopted by Stockholders
May , 2007

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR AND FOR THE PROPOSALS IN ITEMS 2, 3, 4 and 5.

Please Mark Here for Address Change or Comments

SEE REVERSE SIDE

1. Director Proposal - To elect two members to the Board of Directors to serve for a three-year term as a Class I Director:

NOMINEES:

01 William Ingram

02 Robert Schechter

FOR the nominees listed (except as marked to the contrary)

WITHHOLD AUTHORITY to vote for nominees listed

Withheld for the nominees you list below: (Write that nominee’s name in the space provided below.)

2. Director Proposal - To approve the amendment and restatement of the 2000 Stock Option and Incentive Plan.

FOR AGAINST ABSTAIN

3. Director Proposal - To approve the amendment and restatement of the 1997 Stock Option Plan.

FOR AGAINST ABSTAIN

4. Director Proposal - To approve the amendment and restatement of the 2000 Non-Employee Director Stock Option Plan.

FOR AGAINST ABSTAIN

5. Director Proposal - To ratify the selection of Ernst & Young LLP as the Company’s independent auditors for fiscal year ending December 31, 2007.

FOR AGAINST ABSTAIN

6. To transact such other business as may properly come before the meeting and any adjournment thereof.

FOR AGAINST ABSTAIN

I/We will attend the meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Signature Signature Date

Please sign exactly as name appears hereon. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian must give full title as such. A corporation or partnership must sign its full name by authorized person.

FOLD AND DETACH HERE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.proxyvoting.com/avci

Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE 1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

AVICI SYSTEMS INC.

Annual Meeting of Stockholders to be held on May 31, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints William J. Stuart as proxy to represent and vote all shares of stock of Avici Systems Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on May 31, 2007, at 9:00 a.m. local time, at the Langham Hotel, 250 Franklin St, Boston, MA 02110 and at all adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 30, 2007, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors recommends a vote FOR the election of the directors, the amendment and restatement of each of the 2000 Plan, the 1997 Plan and the 2000 Director Plan, and the ratification of the selection of independent accountants.

SEE REVERSE SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE